LOAN AGREEMENT

                                    between

                            COMPUTER PRODUCTS, INC.
                                      and

                      FIRST UNION NATIONAL BANK OF FLORIDA

                           dated as of April 4, 1995

                               TABLE OF CONTENTS

ARTICLE I   CREDIT FACILITIES...................................1
     1.1. THE LOANS.............................................1
     1.2. NOTES.................................................2
     1.3  OPTION TO ELECT INTEREST RATE ON THE LOANS............2
     1.4  INTEREST RATES:  PAYMENTS AND DEFINITIONS.............2
     1.5. MANDATORY PREPAYMENTS.................................7
     1.6. FEES .................................................7
     1.7. BUSINESS DAYS.........................................8
     1.8. SECURITY..............................................8
     1.9. MODE OF PAYMENT.......................................8
     1.10.     PREPAYMENT OR REDUCTION..........................9
     1.11.     PAYMENT IN U.S. DOLLARS..........................9
     1.12.     USE OF PROCEEDS..................................9
ARTICLE II. REPRESENTATIONS AND WARRANTIES......................9
     2.1. ORGANIZATION, POWERS, ETC.............................9
     2.2  AUTHORIZATION OF LOAN, ETC...........................10
     2.3. LITIGATION, ADMINISTRATION AND REGULATORY PROCEEDINGS10
     2.4. PAYMENT OF TAXES AND OTHER CHARGES...................11
     2.5. FEDERAL RESERVE REGULATIONS..........................11
     2.6. SUBSIDIARIES.........................................11
     2.7. CONSENTS, ETC........................................12
     2.8. PROPERTIES...........................................12
     2.9. OWNERSHIP............................................12
     2.10.     ERISA...........................................13
     2.11.     AGREEMENTS......................................13
     2.12.     ENFORCEABILITY OF THE LOAN DOCUMENTS............13
     2.13.     GUARANTY........................................14
     2.14.     DEBENTURE DOCUMENTS.............................14
     2.15.     RELATIONSHIP OF THE BORROWER AND SUBSIDIARIES...14
     2.16.     PUBLIC UTILITY HOLDING COMPANY ACT..............14
     2.17.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES......14
ARTICLE III CONDITIONS OF LENDING..............................14
     3.1. REPRESENTATIONS AND WARRANTIES.......................14
     3.2. NO DEFAULT...........................................15
     3.3. SUPPORTING DOCUMENTS AND OTHER CONDITIONS............15
     3.4. LOAN FEES............................................16
     3.5. CLOSING..............................................16
     3.6. APPROVAL OF COUNSEL FOR LENDER.......................17
     3.7. CONDITIONS PRECEDENT TO EACH FUNDING.................17
ARTICLE IV  AFFIRMATIVE COVENANTS..............................18
     4.1. NOTICE...............................................18
     4.2. ACCOUNTS AND REPORTS.................................19
     4.3. MAINTAIN INSURANCE...................................20
     4.4. FUTURE TAXES.........................................20
     4.5. CORPORATE EXISTENCE, PROPERTIES......................20
     4.6. WARRANTIES AND CONDITIONS............................21
     4.7. EBITDA TO DEBT SERVICE COVERAGE RATIO................21
     4.8. TANGIBLE NET WORTH...................................21
     4.9. FURTHER AGREEMENTS...................................21
     4.10.     ERISA...........................................21
     4.11.     ENVIRONMENTAL MATTERS...........................22
     4.12.     CORPORATE GUARANTOR.............................22
ARTICLE V   NEGATIVE COVENANTS.................................22
     5.1. SALE OF ASSETS.......................................22
     5.2. REORGANIZATIONS......................................23
     5.3. LIENS................................................23
     5.4. GUARANTEES...........................................24
     5.5. INDEBTEDNESS.........................................24
     5.6. TOTAL DEBT TO EBITDA.................................24
     5.7. TOTAL LIABILITIES TO TANGIBLE NET WORTH..............24
     5.8. NO LOANS.............................................24
     5.9. INVESTMENTS..........................................25
     5.10.     ACQUISITIONS....................................25
     5.11.     FISCAL YEAR.....................................25
ARTICLE VI  EVENTS OF DEFAULT..................................25
     6.1. EVENTS OF DEFAULT....................................25
ARTICLE VII MISCELLANEOUS......................................28
     7.1. COSTS OF LOAN........................................28
     7.2. SURVIVAL OF REPRESENTATIONS..........................28
     7.3. TERMINATION OF LOAN..................................28
     7.4. APPLICABLE LAW.......................................28
     7.5. MODIFICATION OF LOAN AGREEMENT.......................28
     7.6. NO WAIVER OF RIGHTS BY LENDER........................29
     7.7. INTEREST.............................................29
     7.8. SEVERABILITY.........................................29
     7.9. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL OBLIGATIONS29
     7.10.     NOTICES.........................................30
     7.11.     INCORPORATION OF TERMS..........................31
ARTICLE VIII  INDEMNIFICATION..................................32
     8.1  NET PAYMENTS.........................................32
ARTICLE IX  WAIVER OF JURY TRIAL AND VENUE.....................32
     9.1. WAIVER OF JURY TRIAL.................................32
     9.2  WAIVER OF PLEA OF JURISDICTIONS OR VENUE.............32

Schedules
- ---------
Schedule 2.1        Jurisdictions in which Transacting Business
Schedule 2.8        Property Leased from Others
Schedule 2.9        Capital Stock of each Subsidiary
Schedule 5.1        Sale of Assets
Schedule 5.3        Permitted Encumbrances


Exhibits
- --------
Exhibit A           Credit Facility A Note
Exhibit B           Credit Facility B Note
Exhibit C-1         Pledge Agreement of Borrower
Exhibit C-2         Pledge Agreement of Power Products Ltd.
Exhibit D           Unconditional Guaranty
Exhibit E           Indemnification Agreement
Exhibit F           Advance or Funding Request

                                 LOAN AGREEMENT
                                 --------------

     This Loan Agreement is made and entered into at Nassau, Bahamas as of April 4, 1995, by and between First Union National Bank of Florida (the "Bank"), and Computer Products, Inc., a Florida corporation (the "Borrower"), having a place of business at 7900 Glades Road, Boca Raton, Florida 33434.

                                R E C I T A L S
                                ---------------
     WHEREAS, the Borrower desires to obtain from the Bank (i) Credit Facility A, in a maximum aggregate principal amount not to exceed $25,000,000.00 and;
(ii) Credit Facility B, in an aggregate principal amount not to exceed at any one time $20,000,000.00;
     WHEREAS, the Bank is willing to extend such Credit Facilities and make loans thereunder upon the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                   ----------

                               CREDIT FACILITIES
                               -----------------

     1.1. THE CREDIT FACILITIES
          ---------------------


          (a)  Credit Facility A.  Subject to the terms and conditions hereof,
               -----------------
the Bank agrees to extend to the Borrower Credit Facility A and make loans thereunder in no more than four (4) fundings as provided herein (each a "Funding" and collectively the "Fundings"), in an aggregate amount not to exceed Twenty Five Million and 00/100 Dollars ($25,000,000.00) ("Credit Facility A"). The principal amount of borrowings under Credit Facility A shall be repaid as follows: (i) principal payments of $1,500,000.00 are due on each April 1, 1996 and April 1, 1997; (ii) principal payments of $2,200,000.00 shall be due on April 1 and October 1 of each year beginning October 1, 1997; and (iii) the remaining outstanding principal balance together with all accrued interest of borrowings under Credit Facility A, if not paid earlier, shall be due on April 1, 2002 ("Credit Facility A Maturity"); provided, however, that at such time after April 1, 1996 as the outstanding principal balance under Credit Facility A is less then $2,200,000, the remaining outstanding principal balance together with all accrued interest thereon shall be due on the next succeeding April 1 or October 1, as the case may be.

          (b)  Credit Facility B.  Subject to the terms and conditions hereof,
               -----------------
the Bank agrees to extend to the Borrower Credit Facility B and make loans thereunder, in one or more advances (each "Advance" and collectively the "Advances") in an aggregate amount not to exceed at any one time Twenty Million and 00/100 Dollars ($20,000,000.00) ("Credit Facility B"). Credit Facility B shall never exceed the lesser of (i) the amount of Twenty Million and 00/100 Dollars, or (ii) such lower amount to which Credit Facility B shall have been permanently reduced in accordance with Section 1.10 hereof (the "Maximum Loan Amount"). The outstanding balance of Credit Facility B may increase and decrease from time to time, and the Advances thereunder may be repaid and reborrowed, but the total of Advances outstanding at any one time under Credit Facility B shall never exceed the Maximum Loan Amount. The principal amount of Credit Facility B plus all accrued interest thereon shall mature and be due and payable in full on April 1, 1998 (the "Credit Facility B Maturity"), and no Advance may be requested after April 1, 1998.

          (c)  Credit Facilities.  Credit Facility A and the Credit Facility B
               -----------------
are singularly referred to herein as a Credit Facility and are collectively referred to in this Agreement variously as the "Credit Facilities," and the Fundings and Advances thereunder as the "Loans." The outstanding principal amounts of the Loans together with all accrued and unpaid interest thereon, all other amounts owed to the Bank by the Borrower hereunder or under any instrument executed in connection herewith, plus all amounts expended by the Bank or for which the Bank may have incurred direct or contingent liability in connection with enforcement of this Agreement, as a result of the Borrower's or any Subsidiary's breach of any agreement or for which the Borrower or any Subsidiary may otherwise be liable under any of the Loan Documents (as defined herein), including but not limited to all costs of the Loans as provided in Section 7.1 shall be referred to sometimes hereafter as the "Obligation."

     1.2. NOTES. The obligation of the Borrower to repay the indebtedness
          -----
outstanding under Credit Facility A shall be further evidenced by a promissory note in the form attached hereto as Exhibit A (the "Credit Facility A Note") and
                                    ---------
the obligation of the Borrower to repay indebtedness outstanding under Credit Facility B shall be further evidenced by a promissory note in the form attached hereto as Exhibit B (the "Credit Facility B Note"), each of which shall be dated
          ---------
as of the date hereof and shall be executed and delivered by the Borrower to the Bank simultaneously herewith. Each of the Credit Facility A Note and Credit Facility B Note shall be deemed to reflect the actual aggregate unpaid principal amount of all indebtedness outstanding under Credit Facility A or Credit Facility B, as the case may be, whether or not the face amount of such note is in excess of the amount actually outstanding from time to time. The Credit Facility A Note and Credit Facility B Note are collectively referred to herein as the "Notes".

     1.3. OPTION TO ELECT INTEREST RATE ON THE LOANS. Interest on the Loans may
                          --------------------------
accrue, at the option of the Borrower and subject to the terms hereof, at the Prime-Based Rate or the LIBOR-Based Rate, as each such term is defined herein. In the event the Borrower has not selected an interest rate for a Loan, interest shall accrue thereon at the applicable Prime-Based Rate.

     1.4. INTEREST RATES:  PAYMENTS AND DEFINITIONS.
          -----------------------------------------

          (a)  LIBOR-Based Rate..
               -----------------

               (i)  Interest Payable.  Interest accruing on a Loan at a LIBOR-
                    ----------------
Based Rate (a "LIBOR Loan") shall be payable (A) on the last day of the applicable Interest Period (as defined below); (B) upon maturity; (C) upon acceleration of repayment of such Loan; or (D) if the Interest Period with respect to such Loan is six months, on the ninetieth (90th) day of that Interest Period, as well as on the last day of such Interest Period.
               (ii) Definitions.  For purposes hereof, the following terms shall
                    -----------
have the meanings specified:

          "LIBOR-Based Rate" shall mean (A) with respect to Loans under Credit Facility A, the LIBOR Rate plus 1.5% and (B) with respect to Loans under Credit
                           ----
Facility B, the LIBOR Rate plus 0.75%.
                           ----
          "LIBOR Rate" shall mean USD-LIBOR-BBA or USD-LIBOR-Reference Banks, as applicable.

          "USD-LIBOR-BBA" means that the rate for a Reset Date for a Loan will be the rate for deposits in U.S. Dollars in the amount of such Loan for a period equal to the Interest Period for such Loan selected by the Borrower in accordance herewith which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two London Banking Days preceding that Reset Date. If such rate does not appear on the Telerate Page 3750, the rate for the Reset Date will be determined as specified in "USD-LIBOR-Reference Banks".

          "USD-LIBOR-Reference Banks" means that the rate for a Reset Date for a Loan will be determined on the basis of the rates at which deposits in U.S. Dollars in the amount of such Loan are offered by the Reference Banks at approximately 11:00 a.m., London time, on the day that is two London Banking Days preceding that Reset Date to prime banks in the London interbank market for a period equal to the Interest Period for such Loan selected by the Borrower in accordance herewith. The Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for the Reset Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Reset Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Bank, at approximately 11:00 a.m., New York City time, on that Reset Date for loans in U.S. Dollars in the amount of such Loan to leading European banks for a period equal to the Interest Period commencing on that Reset Date.

          "Reset Date" means each date on which a Loan is made and each date on which an Interest Period commences.

          "Business Day" means any day on which commercial banks in Miami, Florida, and Charlotte, North Carolina, are open for business (including dealing in foreign exchange and foreign currency deposits) in that city.

          "Reference Banks" means four major banks in the London interbank market designated by the Bank.

          "London Banking Day" shall mean any Business Day on which commercial banks are in fact open for international business including dealings in dollar deposits on the London Interbank Euro-Dollar Market in London, England.

          "Interest Period" shall mean a period of one month, two months, three months or six months as chosen by Borrower as provided herein; provided that:
                                                               --------
               1) any Interest Period which would otherwise end on a day which is not a London Banking Day shall be extended to the next succeeding London Banking Day unless such London Banking Day falls in another calendar month, in which case such Interest Period shall end on the next preceding London Banking Day;
               2) any Interest Period which begins on the last London Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last London Banking Day of a calendar month;

               3) Borrower may not select an Interest Period for a Loan if the scheduled last day in the selected Interest Period would extend beyond the stated maturity for that Loan; and

               4) the Borrower may not have more than three (3) LIBOR Loans with different Interest Periods under either Credit Facility, existing at any one time provided that before the first anniversary hereof the Borrower may have up to four (4) LIBOR Loans with Interest Periods for Credit Facility A.

          (b)  Prime-Based Rate.
               ----------------

               (i)  Interest Payable.  Interest accruing on a Loan at the Prime-
                    ----------------
Based Rate (a "Prime-Based Loan") shall be payable (a) quarterly in arrears on the first day of each January, April, July, October, commencing July 1, 1995;
(b) upon maturity; and (c) upon acceleration of repayment of such Loan.

               (ii) Definitions.  For purposes hereof, the following terms shall
                    -----------
have the meanings specified:

          "Prime-Based Rate" shall mean (A) with respect to Loans under Credit Facility A, 100% of the Prime Rate and (B) with respect to Loans under Credit Facility B, the Prime Rate minus .50%.

          "Prime Rate" shall mean the rate announced by the Bank from time to time as its Prime Rate which rate is one of several interest rate bases used by Bank. Bank lends at rates both above and below Bank's Prime Rate, and Borrower acknowledges and agrees that Bank's Prime Rate is not represented or intended to be the lower or most favorable rate of interest offered by Bank. Each change of the rate of interest due to a change in the Prime Rate shall be effective as of, and such new rate of interest shall commence to accrue on, the opening of business on the effective date of such change in the Prime Rate.


          (c)  Interest Billing Procedures.  Interest will be billed on or about
               ---------------------------

the tenth (10th) day prior to its scheduled due date, based on the assumption that no rate changes, payments, or advances occur for the remainder of the month between such billing date and such due date. If the amount of the interest set forth on any such bill is less than the interest then due, the Borrower shall pay such excess interest within ten (10) days of the request of the Bank; if greater than the interest then due, the Borrower shall be credited with such amounts as of the date they were paid. The Bank may mail such bill to the Borrower's address set forth in Section 7.10 by first class U.S. mail, postage
                                ------------
prepaid; provided, however, that failure of the Bank to send such bill shall not excuse the duty of the Borrower to ascertain and pay the correct amount on the date it is due. The Borrower's duty to pay interest payments hereunder shall be absolute and not contingent.

          (d)  Interest Determined on 360 Day Year.  All interest payable
               -----------------------------------
hereunder shall be at a per annum rate computed by dividing the applicable per annum interest rate by three hundred sixty (360) and multiplying the result by the actual number of days elapsed.

          (e)  Selection of Applicable Interest Rates and Periods.  Subject to
               --------------------------------------------------
the provisions hereof, at the election of Borrower, Loans shall bear interest at the Prime-Based Rate or the LIBOR-Based Rate (each, an "Interest Rate"), provided that Borrower may not select a LIBOR-Based Interest Rate if there has occurred and is continuing hereunder an Event of Default or if prior to the commencement of an Interest Period the Bank in good faith determines that adequate and fair means do not exist for determining the LIBOR-Based Rate. If a LIBOR-Based Rate is unavailable, then Bank shall promptly transmit notice thereof to Borrower. Borrower shall elect the Interest Rates and in the case of a LIBOR-Based Rate, the Interest Period applicable thereto at the time of each borrowing and each conversion as provided and subject to the limitations herein.

          (f)  Notice and Manner of Borrowing.  Borrower shall give Bank
               ------------------------------
irrevocable telephonic notice (confirmed in writing) of each proposed Loan not later than 10:00 a.m. Miami, Florida time (i) on the same Business Day as each proposed Prime-Based Loan is to be made and (ii at least two (2) London Banking Days before each proposed LIBOR-Based Loan is to be made. Each such notice shall specify (A) the date of such Loan, (B) the amount to be borrowed, which, with respect to a Funding or Advance shall be in a minimum amount as provided in
Section 3.7 (h);(C) the interest rate selected by Borrower, and (D) in the case of a LIBOR-Based Rate, the duration of any Interest Period applicable thereto. Notices received after 10:00 a.m. (Miami, Florida time) shall be deemed received on the next business day.

          (g)  Notice of Conversion.  Once a Loan has been made it shall bear
               --------------------
interest at the rate selected by the Borrower in its loan request made in
Section 1.4(f) above. If such rate shall be a Prime-Based Rate, interest shall accrue thereat until the Loan is repaid or the rate converted in accordance herewith. If such rate shall be a LIBOR-Based Rate, interest shall accrue thereat until the earlier of the end of the Interest Period selected in accordance herewith or the date on which such Loan is repaid. The Borrower may, with respect to all or any portion of any Loan, but subject to the restrictions set forth herein, convert a rate from a Prime-Based Rate to a LIBOR-Based Rate and may continue a LIBOR-Based Rate Loan by providing Bank telephonic notice (which shall be irrevocable and shall be confirmed in writing) of each such rate conversion or continuance, as the case may be, at least two (2) London Banking Days before the proposed conversion date or end of the then current Interest Period for the subject Loan, as the case may be. Each notice to convert to or continue in a LIBOR-Based Rate shall specify (i) the date of such rate conversion or continuance, which shall be a London Banking Day, (ii) the amount of the Loan or portion thereof with respect to which the notice applies and
(iii) the duration of the Interest Period applicable thereto. If by the second London Banking Day before the end of the Interest Period during which a LIBOR-Based Rate is in effect, the Borrower has not provided the foregoing notice, the Loan shall at the end of the Interest Period accrue interest at a Prime-Based Rate. In the event of a conversion of Interest Rates, such notice shall also make provision for payment of accrued interest on the Loan so converted.

          (h)  Indemnity.  Borrower hereby indemnifies Bank against any loss or
               ---------
expense which may arise or be attributable to Bank's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any LIBOR Loan (i) as a consequence of any failure by Borrower to make any payment when due of any amount due hereunder in connection with any LIBOR Loan, (ii) due to any failure of Borrower to borrow on a date specified therefor in a notice of borrowing, or (iii) due to any payment, prepayment or conversion of any LIBOR Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined by the Bank, as the amount actually incurred by the Bank as a result of the foregoing. Bank's calculations of any such loss or expense shall be furnished to Borrower and shall be prima
                                                                        -----
facie evidence thereof.
- -----

          (i)  Changed Circumstances.
               ---------------------

               (i) If, after the date hereof, the introduction of, or any change in, any applicable law or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of such governmental authority, central bank or comparable agency:

                    (A) shall subject Bank to any tax, duty or other charge with respect to LIBOR Loan or shall change the basis of taxation of payments to Bank of the principal of or interest on any LIBOR Loan or any other amounts due in respect thereof (except for changes in the rate of tax on the overall net income of Bank imposed by the jurisdiction in which Bank's principal executive office or lending office is located); or

                    (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank of shall impose on Bank or the foreign exchange and interbank markets any other condition affecting any LIBOR Loan;
          and the result of any of the foregoing is to increase the cost to Bank of maintaining any LIBOR Loan or to reduce the amount of any sum received or receivable by Bank hereunder in respect of any LIBOR Loan, then Bank shall promptly notify Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by Bank, Borrower agrees to pay to Bank such additional amount or amounts as will compensate Bank for such increased cost or reduction. Bank will promptly notify Borrower of any event of which it has knowledge which will entitle Bank to compensation pursuant to this Subparagraph 1.4 (i); provided, however, that Bank shall incur no liability whatsoever to Borrower in the event it fails to do so. The amount of such compensation shall be determined, in Bank's sole discretion, to be the amount
actually incurred by the Bank as a result of the foregoing.   A certificate of
Bank setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be prima facie evidence thereof.
                                      ----- -----
               (ii) If, at any time, Bank shall determine that, by reason of circumstances affecting the London interbank market generally, deposits in U.S. dollars in the applicable amounts are not being offered to Bank, then Bank shall promptly give notice thereof to Borrower. Thereafter, until Bank notifies Borrower that such circumstances no longer exist, the obligation of Bank to make LIBOR Loans available to Borrower shall be suspended.

               (iii) If, after the date hereof, the introduction of, or any change in, any applicable law or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, shall make it unlawful to impossible for Bank to honor its obligations hereunder to make or maintain any LIBOR Loan, Bank shall promptly give notice thereof to Borrower. Thereafter, until Bank notifies Borrower that such circumstances no longer exists, (A) the obligations of Bank to make available the LIBOR Loans and the right of Borrower to convert any rate to a LIBOR-Based Rate shall be suspended, and (B) if Bank may not lawfully continue to maintain a LIBOR Loan to the end of the then current Interest Period applicable thereto, the applicable LIBOR Loan shall thereupon bear interest at the Prime-Based Rate.

               (iv) The provisions of Sections 1.4 (h) and (i) shall similarly inure to the benefit to any party to whom the Lender sells on interest, or participates on interest herein, as authorized pursuant to Section 7.9 hereof.

     1.5. MANDATORY PREPAYMENTS. In addition to the other repayment obligations
          ---------------------
set forth herein, and subject to any prepayment penalties described in Section 1.4(h) hereof, the Borrower shall also pay to the Bank the amounts required to be paid pursuant to Section 5.1 hereof.
     1.6. FEES.
          ----
          (a)  Commitment Fee.  In consideration for the Bank extending the
               --------------
Credit Facilities and making the Loans to the Borrower, the Borrower will pay to the Bank upon the execution hereof, a commitment fee in the aggregate amount of
(i) $125,000.00 representing one-half of one percent (.5%) of the amount of Credit Facility A; and (ii) $100,000.00 representing one-half of one percent of the maximum amount of Credit Facility B, for a total commitment fee of Two Hundred Twenty-Five Thousand and 00/100 Dollars (U.S. $225,000.00).

          (b)  Unused Fee.  In consideration for making Credit Facility B
               ----------
available to the Borrower, the Borrower agrees to pay to the Bank an Unused Fee (defined below), payable (i) quarterly in arrears on the first day of each January, April, July and October during the term of Credit Facility B beginning July 1, 1995; (ii) upon maturity; and (iii) upon acceleration of repayment of the Credit Facility B. "Unused Fee" shall mean the amount calculated by (1) subtracting (x) the average daily outstanding principal amount of Credit Facility B over the applicable period from (y) the Maximum Loan Amount, and multiplying that resulting amount by (2) the percentage calculated by (x) dividing one-quarter of one percent (.25%) by three hundred sixty (360) and (y) multiplying the result by the number of days elapsed.

          (c)  Fees Deemed Earned.  All fees paid hereunder will be deemed
               ------------------
earned at the time of payment.

     1.7. BUSINESS DAYS. If any scheduled date of repayment of any portion of a
          -------------
Loan shall be due on a day which is not a Business Day, or, in the case of a LIBOR Loan , a London Banking Day, subject to the provisions of Section 1.4 hereof, such payment shall be made on the next succeeding Business Day, or the next succeeding London Banking Day as the case may be, and such extension of time shall be included in computing interest in connection with such payment.

     1.8. SECURITY. As a condition to the Bank's making of the Loans to the
          --------
Borrower, the Borrower shall (a) pledge the capital stock of each Subsidiary (each a "Direct Subsidiary") directly owned by Borrower, pursuant to the pledge agreement attached hereto as Exhibit C-1 (the "Borrower Pledge Agreement"); (b)
                             -----------
cause Power Products Ltd. to pledge the capital stock of those Subsidiaries (each, an "Indirect Subsidiary") indirectly owned by Borrower through Power Products Ltd. pursuant to the pledge agreement attached hereto as Exhibit C-2 (the "Power Products Ltd. Pledge Agreement") (the Borrower Pledge Agreement and Power Products Ltd. Pledge Agreement are collectively referred to herein as the "Pledge Agreement") and (c) cause each of the Subsidiaries (sometimes collectively referred as the "Guarantors") to execute and deliver their joint and several unconditional guaranty of repayment of the Loans, which guaranty shall be in the form attached hereto as Exhibit D (the "Guaranty"). The pledge
                                        ---------
of the capital stock of the Subsidiaries under the Pledge Agreement is subject to release as provided in Section 3.8 hereof.

     1.9. MODE OF PAYMENT. All funds payable to the Bank hereunder shall be paid
          ---------------
to the Bank at its office in Ft. Lauderdale, Florida set out in Section 7.10 hereof in actually and finally collected federal funds on or before 2:00 P.M. (local time) on the date when due. Payments shall not be deemed made or received until they are received by the Bank as actually and finally collected federal funds. Any payment received after 2:00 P.M. (local time) on any Business Day shall, for the purposes of determining time of payment under this Agreement as between the Borrower and the Bank only, be treated as received on the next following Business Day; provided, however, that this treatment shall not postpone the time of receipt for any other purpose or computation, such as preference periods applicable to bankruptcy laws, or dates relative to priority between creditors, or the like.

     1.10.     PREPAYMENT OR REDUCTION.  Subject to the provisions of Section
               -----------------------
1.4(h) hereof, upon giving the Bank thirty (30) days prior written notice, the Borrower shall have the right to prepay any amounts owed under Credit Facility A or reduce the Maximum Loan Amount available under Credit Facility B, in whole or in part, in integral multiples of not less than One Hundred Thousand Dollars (U.S. $100,000.00); provided, however, that any notice to permanently reduce the Maximum Loan Amount available under Credit Facility B shall be accompanied by that amount of money, if any, sufficient so that after giving effect to such payment the aggregate amount outstanding under Credit Facility B does not exceed the Maximum Loan Amount available under Credit Facility B and accrued interest thereon. Prepayments applied to Credit Facility A shall be applied in inverse order of the scheduled principal payments thereunder. Each notice of prepayment shall specify the prepayment date and the principal amount to be prepaid. All prepayments of any Loan hereunder shall include accrued interest upon the principal amount being prepaid to the date of the payment. Amounts prepaid under Credit Facility A may not be reborrowed.

     1.11. PAYMENT IN U.S. DOLLARS. All amounts owed hereunder shall be paid in lawful currency of the United States of America.

     1.12.     USE OF PROCEEDS. The proceeds of Credit Facility A shall be used
               ---------------
to provide funds (i) to be applied to redeem the $33,383,000.00 convertible subordinated debentures (the "Debentures") issued by the Borrower pursuant to that certain trust indenture (the "Indenture") dated as of May 15, 1987, between the Borrower and the LaSalle National Bank (the "Trustee"), and (ii) to permit the Borrower to acquire its common stock in open market purchases in a manner consistent with applicable Federal or state law . Proceeds under Credit Facility B shall be used to provide funding for general corporate purposes of the Borrower.

                                  ARTICLE II.
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
     To induce the Bank to enter into this Agreement and extend the financing contemplated hereby, the Borrower represents and warrants to the Bank as follows:

     2.1. ORGANIZATION, POWERS, ETC. The Borrower (a) is a corporation duly
          --------------------------
incorporated and organized, validly existing and its status is active under the laws of the State of Florida; (b) has all requisite corporate power and authority and all requisite licenses, permits and authorizations to own, operate, lease, assign, mortgage, sell or otherwise hypothecate or dispose of its assets and to carry on its business as now conducted and as proposed to be conducted pursuant to this Agreement; (c) is duly qualified or licensed to transact business and is in good standing in the every other jurisdiction in which failure to so qualify or be licensed would have a material adverse effect on its business or financial condition or its ability to perform its agreements hereunder, which jurisdictions are set forth on Schedule 2.1 hereof, and (d) has the full power and authority to enter into, execute and perform those Loan Documents (as defined herein) to which it is a party. This Agreement, the Notes, the Guaranty, the Pledge Agreement, and any and all other documents, if any, required or contemplated to be executed and/or performed by the Borrower or each Guarantor hereunder are referred to collectively herein as the "Loan Documents".

     2.2. AUTHORIZATION OF LOAN, ETC. The execution, delivery, and performance
          ---------------------------
of the Loan Documents to which it is a party:

          (a) have been duly authorized by all requisite corporate action of the Borrower and each Significant Subsidiary (as defined herein);

          (b) do not require any consent or approval of shareholders of the Borrower or any Subsidiary which has not been obtained;

          (c) will not, in any respect material to the financial condition of the Borrower and the Subsidiaries taken as a whole, violate or contravene

               (i) any provisions of law applicable to the Borrower or any Subsidiary;
               (ii) any order, rule or regulation of any regulatory authority, court or other agency of government applicable to the Borrower or any Subsidiary;

               (iii) any provision of the Articles of Incorporation or the Bylaws of the Borrower or any Subsidiary; or

               (iv) any agreement or obligation to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its or their property is or may be bound, or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time, or both) a default under, any such agreement or other instrument; and

          (d) shall not result in the creation of any lien of any nature whatsoever upon any property or assets of the Borrower or any Significant Subsidiary, other than in favor of the Bank under the Pledge Agreement.

     2.3. LITIGATION, ADMINISTRATIVE AND REGULATORY PROCEEDINGS.  There are no
          -----------------------------------------------------
actions, suits, investigations or proceedings (whether or not purportedly on behalf of the Borrower or any Subsidiary, or any of its or their respective officers, directors or management officials in their capacities as such), pending or, to the knowledge of the Borrower or any Subsidiary or any of the above officers, directors or management officials, threatened against or affecting the Borrower or any Subsidiary or the above officers, directors or management officials in their capacities as such, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, regulatory agency or instrumentality, domestic or foreign, which are reasonably expected to be determined adversely to the Borrower or any Subsidiary and which would result in any material adverse change in the business or financial condition of the Borrower and the Subsidiaries taken as a whole nor are there any factual situations which might reasonably be expected to result in any such action, suit, investigation or proceeding which are known to the Borrower or any Subsidiary or the above officers, directors or management officials, but unasserted at the present time which would result in a material adverse change in the business or financial condition of the Borrower and the Subsidiaries taken as a whole. Neither is the Borrower nor any Subsidiary in default of any law, rule, regulation, ordinance or order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would result in a material adverse change in the business or financial condition of the Borrower and the Subsidiaries taken as a whole.

     2.4. PAYMENT OF TAXES AND OTHER CHARGES. The Borrower and each Significant
          ----------------------------------
Subsidiary has duly filed, paid and discharged, all federal state and local tax returns and taxes, and other governmental assessments and other charges, liens or claims levied or imposed, which if unpaid would become a lien or charge upon property, assets, earnings or business material to the Borrower and its Subsidiaries taken as a whole, or have an adverse effect on the financial condition of the Borrower and its Subsidiaries, taken as a whole, or its ability to perform its agreements hereunder, as the case may be. The Borrower knows of no material tax or other assessment against it or any Significant Subsidiary, which has not been properly reserved against as reflected in the financial statements provided to the Bank in accordance with Section 4.2 hereof.

     2.5. FEDERAL RESERVE REGULATIONS.
          ---------------------------

          (a) Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Federal Reserve Board ("FRB"));

          (b) No part of the proceeds of the Loans shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock; and

          (c) No part of the proceeds of the Loans shall be used for any purpose that violates, or which is inconsistent with, the provisions of Regulations G, T, U or X of the FRB.

     2.6. SUBSIDIARIES. A complete list of the subsidiaries of the Borrower
          ------------
(individually, a "Subsidiary", and collectively, the "Subsidiaries"), as well as the place of incorporation and a list of all jurisdictions in which each is transacting business, is set forth in Schedule 2.1 hereof. Such Subsidiaries
                                      ------------
include any corporation, partnership, or any other entity either properly classified as a subsidiary of the Borrower for purposes of generally accepted accounting principles ("GAAP") or as to which the Borrower or any of its Subsidiaries exercises or has the right, whether by contract or otherwise, to exercise control of its business. A "Significant Subsidiary" shall mean any Subsidiary the assets or sales of which constitute the ten percent (10%) or more of the Borrower's consolidated assets or sales as reflected on the Borrower's last annual report on Form 10-K. On the date hereof, each Subsidiary listed with an asterisk on Schedule 2.1 hereof is a Significant Subsidiary. Each Subsidiary is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and principal place of business, has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and has full power and authority to enter into, execute and perform those Loan Documents to which it is a party.

     2.7. CONSENTS, ETC. No consent, approval, authorization of, or
          --------------
registration, declaration or filing with any governmental authority (federal, state or local, domestic or foreign) is required in connection with the execution or delivery by the Borrower or any Significant Subsidiary of any Loan Document to which it is a party, or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

     2.8. PROPERTIES. Except as set forth herein, the Borrower and each
          ----------
Significant Subsidiary has good, marketable, legal and equitable title to all of its properties and assets as of the date hereof, necessary for the conduct of its business, except property leased from others with each lease in which the annual rent is in excess of Fifty Thousand and 00/100 Dollars being described in
Schedule 2.8.  As of the date of this Agreement, all properties and assets of
- ------------
the Borrower and each Significant Subsidiary shall be free and clear of all interests, claims, reversionary rights or interests, mortgages, pledges, liens, restrictions, forfeitures, charges, attachments, levies, encumbrances or other matters adversely affecting the Borrower's title hereof ("Liens") except (i) as contemplated herein; (ii) for Permitted Encumbrances (as defined in Section 5.3 hereof), and (iii) Liens securing obligations on the date hereof which are not obligations for borrowed money in excess of $250,000, individually, or $1,000,000 in the aggregate and there have not been filed or executed any UCC financing statements, amendments or continuations naming the Borrower as debtor, except for lease filings and those filed in connection with the indebtedness described above.

     2.9. OWNERSHIP. The respective classes of capital stock of each Subsidiary,
          ---------
the number of issued and outstanding shares of each, and the owners thereof and the number of shares held by each owner are as set forth in Schedule 2.9 hereof.
                                                            ------------
The Borrower in the case of each Direct Subsidiary, and Power Products Ltd. in the case of each Indirect Subsidiary, own all of the issued and outstanding stock of each Subsidiary, except for stock held by persons other than the Borrower or Power Products Ltd. as set forth on Schedule 2.9, which ownership is required by applicable law, or which stock is non-voting, and in either case none of which vests control of any Subsidiary in any person other than the Borrower. There are no rights, warrants, options or similar agreements or understandings in existence pursuant to which any other person may acquire any capital stock, or the right to vote such stock, of any Subsidiary, or otherwise acquire control of any Subsidiary. "Control" shall have the meaning ascribed to such term in Section 6.1 hereof.

     2.10.     ERISA.
               -----

          (a) The Borrower and each Subsidiary is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and interpretations thereunder. With respect to any of the pension or employee benefit plans maintained by the Borrower, each Subsidiary or other affiliates (hereinafter called a "Plan") subject to Title IV of ERISA, no Accumulated Funding Deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code) has occurred. No Reportable Event (as defined in Section 4043(b) of ERISA) exists in connection with any such Plan which presents a material risk for the termination of such Plan by the Pension Benefit Guaranty Corporation ("PBGC") or for the appointment of a trustee to administer such Plan or which would cause a Borrower to incur any material liability to the PBGC. "Plan" for purposes of this Agreement includes any Plan maintained by a member of a Controlled Group (as defined in Section 1563 of the Code) of which Borrower is part, or any such Plan to which Borrower, or any member of the Controlled Group, is required to contribute on behalf of any of its employees.

          (b) Neither the Borrower nor any Subsidiary is a member of any multi-employer Plan.

     2.11.     AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to
               ----------
any agreement or instrument or subject to any charter or other corporate restriction materially adversely affecting the business, properties or assets, operations or condition (financial or other) of the Borrower and the Subsidiaries, taken as a whole, or its ability to perform its agreement under the Loan Documents to which it is a party. The Borrower is not in default in the performance, service or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which is reasonably likely to result in a material adverse change in the condition, financial or otherwise of the Borrower and its Subsidiaries taken as a whole, or its ability to perform its agreements hereunder.

     2.12.     ENFORCEABILITY OF THE LOAN DOCUMENTS. The Loan Documents and the
               ------------------------------------
performance of the Borrower's and each Guarantor's obligations under those Loan Documents to which it is a party, or under any other instrument executed or to be executed by or on its behalf hereunder constitute, or upon execution and delivery thereof shall constitute the legal, valid and binding obligations of the Borrower or such Guarantor, enforceable against the Borrower or such Guarantor, as the case may be, in accordance with their respective terms.

     This representation is subject to the qualification that enforcement of the foregoing described loan documents is subject to:

               (i)  equitable remedies;

               (ii) bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights generally;

               (iii) any restrictions or constraints peculiarly applicable to Bank; and

               (iv) as to certain remedial, waiver and other provisions of the Loan Documents, other provisions of general Florida law.

     2.13.     GUARANTY. All representations and warranties of each of the
               --------
Guarantors in the Guaranty are true and correct in all material respects.

     2.14.     DEBENTURE DOCUMENTS. The Borrower has delivered to the Bank true
               -------------------
and correct copies of the Indenture, and all agreements or understandings related thereto requested by the Bank, and none has been further modified or amended.

     2.15.     RELATIONSHIP OF THE BORROWER AND SUBSIDIARIES. The Borrower and
               ---------------------------------------------
the Subsidiaries are engaged as a globally integrated group of designers and producers of electronic products and subsystems, providing the required services, credit and other facilities for those integrated operations. The Borrower requires financing on such a basis that funds can be made available from time to time to the extent required for the continued successful operation of their integrated operations. The Fundings and Advances to be made to the Borrower under this Agreement are for the purpose of financing the integrated operations of the Borrower and the Subsidiaries and the Borrower expect to derive benefit, directly or indirectly, from the Fundings and Advances, both individually and as a member of the integrated group, since the financial success of the operations of the Borrower and each Subsidiary is dependent upon the continued successful performance of the integrated group as a whole.

     2.16.     PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any
               ----------------------------------
Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     2.17.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The foregoing
               ------------------------------------------
representations and warranties shall be true and correct as of the date hereof and at all times during the term of the Loans.

                                  ARTICLE III.
                                  ------------

                             CONDITIONS OF LENDING
                             ---------------------
     The obligation of the Bank to extend the financing contemplated hereby is subject to the terms of this Agreement and to the following conditions precedent:

     3.1. REPRESENTATIONS AND WARRANTIES. On the date of execution of this
          ------------------------------
Agreement (such date being sometimes referred to hereafter as the "Closing"), the representations and warranties of the Borrower contained herein or in any the Loan Document shall be true and correct in all material respects.

     3.2. NO DEFAULT. On the date hereof, after giving effect to such borrowing
          ----------
hereunder, the Borrower shall have observed and performed all the terms, conditions and agreements set forth herein, or on its part to be observed or performed in all material respects, and no Event of Default specified in Article VI hereof, nor any other event which, upon notice or lapse of time or both, would constitute an Event of Default shall have occurred.

     3.3. SUPPORTING DOCUMENTS AND OTHER CONDITIONS. Prior to the initial
          -----------------------------------------
Advance or Funding hereunder, the Borrower shall have delivered to the Bank the following:
          (a) a certificate of the Secretary of State or other applicable governmental authority of each state in which Borrower or a domestic Significant Subsidiary is organized, certifying:

               (i) that attached thereto is a true and complete copy of the Articles of Incorporation or other charter documents of the Borrower and each Subsidiary organized under the laws of any of the United States as of a date within ten (10) days of the date hereof; and

               (ii) that the Borrower and each such Subsidiary organized under the laws of any of the United States is in good standing, or its status is active where the applicable jurisdiction is Florida, in that State or other applicable jurisdiction;

          (b) a certificate of a duly authorized officer of the Borrower and each Significant Subsidiary, dated the date of such borrowing, certifying:

               (i) that attached thereto is a true and complete copy of the Bylaws of the Borrower or such Subsidiary, as applicable, as in effect on the date of such certification;

               (ii) that the Borrower or such Subsidiary is in good standing, or its status is active where the applicable jurisdiction is Florida, in each jurisdiction in which it is transacting business;

               (iii) that attached thereto is a true and complete copy of resolutions of the Board of Directors of the Borrower or such Subsidiary, as applicable, directing the execution and delivery by the Borrower of the Loan Documents to which it is a party, indicating the officers of the Borrower or such Subsidiary, as applicable, authorized to execute such instruments and act on its behalf, which resolutions are in full force and effect without modification on the date of such certification; and

               (iv) the incumbency and signatures of the officers of the Borrower or each Subsidiary executing the Loan Documents to which it is a party; and
               (v) that the Articles of Incorporation or other charter documents of the Borrower or Subsidiary, as applicable, described in Section 3.3(a)(i) hereof have not been amended and are true and complete as of the date hereof;
          (c) a certificate of a duly authorized officer of the Borrower to the effect that after giving effect to the transaction contemplated herein (i) the Obligation of the Borrower will not be greater than the value of the consolidated property of the Borrower at a fair valuation; (ii) the Borrower will have sufficient capital to engage in its business on an ongoing basis;
(iii) the Borrower will have the ability to pay its Obligations as they mature;

          (d)  Credit Facility A Note duly executed by the Borrower;

          (e)  Credit Facility B Note duly executed by the Borrower;

          (f) Pledge Agreement duly executed by the Borrower or Power Products Ltd., as applicable, along with appropriate stock powers endorsed in blank;

          (g) Indemnification Agreement, substantially in the form attached hereto as Exhibit E;
          ---------

          (h)  Guaranty duly executed by the Subsidiaries;

          (i) the opinions of counsel to the Borrower, Stevens-Arnold, Inc., Boschert, Incorporated, RTP Corp., and Heurikon Corporation from attorney(s) licensed to practice law in the states of such entities organizations, which opinions shall be in form and substance reasonably satisfactory to the Bank;

          (j) audited consolidated financial statements of the Borrower and the Subsidiaries for the period ended December 31, 1994;

          (k) searches from each jurisdiction in which it and each Significant domestic Subsidiary has its principal place of business and its principal assets within the State of Florida, Wisconsin, California and Massachusetts demonstrating that there are no liens upon the Borrower's or any Subsidiary's property except as permitted hereunder; and

          (l) all other additional opinions, documents, certificates and other assurances that the Bank or its counsel may reasonably require in order to assure it of its rights hereunder.

     3.4. LOAN FEES. The Borrower shall pay at the time of execution hereof all
          ---------
costs of the Bank incurred through such dates as provided in Sections 1.6 and
7.1 hereof.

     3.5. CLOSING. The execution of this Agreement, the Notes, and the Guaranty
          -------
and the delivery thereof to the Bank shall occur at the offices of Harry B. Sands and Company in Nassau, Bahamas, and the delivery of the balance of the documents described in Sections 3.3 and 3.7(e) hereof, shall be at a time agreed upon by the parties hereto, at the offices of Mershon, Sawyer, Johnston, Dunwody & Cole, Suite 4500, First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida.

     3.6. APPROVAL OF COUNSEL FOR BANK. All legal matters incident to this
          ----------------------------
Agreement shall be reasonably satisfactory to Messrs. Mershon, Sawyer, Johnston, Dunwody & Cole, counsel for the Bank.

     3.7. CONDITIONS PRECEDENT TO EACH FUNDING AND EACH ADVANCE. The following
          -----------------------------------------------------
conditions, in addition to any other requirements set forth in this Agreement, shall have been met or performed on or prior to the date any Funding or any Advance shall be made by the Bank:

          (a)  Request to Make a Funding or an Advance.  The Borrower shall have
               ---------------------------------------
delivered to the Bank a request to make a Funding or an Advance, as the case may be, in accordance with Section 1.4(f) hereof which request shall be substantially in the form attached hereto as Exhibit F (the "Request).
                                             ---------

          (b)  No Default.  On the date of the Loan, the Borrower and each
               ----------
Subsidiary shall be in compliance in all material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed on or prior to such date, and no Event of Default shall have occurred or be continuing at such time, or will occur upon the making of the Funding or Advance in question.

          (c)  Correctness of Representations.  All representations and
               ------------------------------
warranties made by the Borrower and any Guarantor herein or in the other Loan Documents or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of the proposed date of the Funding or Advance, except to the extent such representation and warranty relates to an earlier date.

          (d)  No Adverse Change.  There shall have been no material adverse
               -----------------
change in the condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as whole, from such condition as it existed on the date of the most recent financial statements of such person delivered prior to the date hereof.
          (e)  Stock Certificates.  Stock certificates evidencing all of the
               ------------------
capital stock of each Subsidiary, as required by the Pledge Agreement.

          (f) Lien Searches. In the case of the any Funding or Advance requested after June 4, 1995, the Borrower shall have delivered searches from each jurisdiction in which it and each Significant Subsidiary is transacting business demonstrating that there are no Liens upon the Borrower's or any Significant Subsidiaries property except as permitted hereunder, and an opinion of counsel in Ireland, the Cayman Islands and Hong Kong and licensed to practice law in those jurisdictions, in form satisfactory to the Lender regarding the status of liens on property in those jurisdictions as well as the enforceability of the Guaranty in those jurisdictions.

          (g)  Further Assurances.  The Borrower shall have delivered such
               ------------------
further documentation or assurances as the Bank may reasonably require in order to assure it of its rights hereunder.

          (h)  Funding and Advance Limitations.  A Request for a Funding may not
               -------------------------------
be made later than April 4, 1996, and there may be submitted only four (4) requests for a Funding. Any Request for a Funding, or an Advance shall be
irrevocable, made in the time frame as specified in Section 1.4 hereof,   shall
be in a minimum amount of $5,000,000.00 in the case of a Funding or $100,000 in the case of an Advance, or a whole multiple of $100,000 in excess thereof, and in the case of the initial Request for a Funding, shall additionally be for a minimum amount of $10,000,000 and the last Request for a funding may be in an amount equal to the remaining available balance under Credit Facility A. No Request for an Advance may be made after the Credit Facility (B) Maturity.

          (i)  Maximum Amount.  The amount of the Funding or Advance sought in
               --------------
the Request, either by itself or in the aggregate with other amounts outstanding under the Credit Facility for which a Funding or Advance is sought, shall not exceed the maximum amount available under such Credit Facility.

          (j)  Satisfaction of Debentures and Liens.  The Borrower shall have
               ------------------------------------
delivered to Lender (i) written evidence satisfactory to Lender that, simultaneously with the initial Funding, the Company's obligations under the Indenture and the Debentures have been satisfied, or funds, including the amount of the Initial Funding, have been irrevocably deposited with the Trustee for payment in full of the Debentures; and (ii) releases of Liens not permitted hereunder.

     3.8. RELEASE OF SECURITY INTEREST.  The Bank agrees to release the lien
          ----------------------------
granted pursuant to the Pledge Agreement and otherwise terminate the Pledge Agreement immediately upon the Bank's receipt of the items described in
Section 3.7 (f) hereof.

                                  ARTICLE IV.
                                  -----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Each of the Borrower and the Significant Subsidiaries consents and agrees that, from the effective date and so long as this Agreement shall remain in force and effect, and until payment in full of the principal and interest due under the Notes and until full satisfaction of the Obligation described hereunder, it shall:

     4.1. NOTICE. Give prompt written notice to the Bank of:
          ------

          (a) the institution, or threat of institution, of any action, suit, investigation or proceeding instituted by or against the Borrower or any Significant Subsidiary or the officers, directors or management officials of the Borrower or any Significant Subsidiary in their capacity as such, at law or in equity, in any federal or state court or before any federal, state, municipal or other governmental department, commission, board, bureau agency, regulatory authority or instrumentality, domestic or foreign, which seeks damages or other relief in excess of Five Hundred Thousand Dollars ($500,000.00), or which if determined adversely to the Borrower or any Significant Subsidiary would have a material adverse effect upon the business or financial condition of the Borrower and the Subsidiaries, taken as a whole; and

          (b) any other action, event or condition of any nature which, in the reasonable opinion of the Borrower, with or without notice, or lapse of time, or both, constitutes or would constitute an Event of Default under this Agreement.
     Each notice required to be delivered pursuant to this Section 4.1 shall include a reasonably detailed description of the matter, the amount in controversy (or other non-monetary relief sought or both), the title of the applicable forum, style of the proceeding, case number, docket number and the like, and the attorney or law firm (together with address) providing representation on behalf of the Borrower, or officers, directors or management officials of the Borrower, in their capacities as such, with respect to each item of litigation listed.

     4.2. ACCOUNTS AND REPORTS. Maintain a standard system of accounting in
          --------------------
accordance with generally accepted accounting principles consistently applied, and furnish or cause to be furnished to the Bank copies of each of the following:

          (a) Within ninety (90) days after the end of each fiscal year, (i) an annual consolidated financial statement of the Borrower and its Subsidiaries, and related statements of income, shareholders' equity, and changes in position for such fiscal year, all with accompanying notes, in reasonable detail and stating in comparative form the figures as of the end of and for the previous fiscal year, audited without scope limitations by an independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Bank (the foregoing shall have been certified pursuant to an audit as presenting fairly the financial position of the Borrower and its Subsidiaries, and the results of operations and changes in financial position for the fiscal year, without qualification, in conformity with GAAP consistently applied); provided, however, that the delivery of the Borrower's Annual Report on Form 10-K for that fiscal year shall satisfy this requirement, so long as the financial statement was prepared by Arthur Andersen, L.L.P. or other accounting firm satisfactory to the Bank; (ii) a compliance certificate executed by the Chief Financial Officer certifying that as of the date thereof the Borrower is in compliance in all material respects with the terms hereof and itemizing the computations performed to test such compliance as to Sections 4.7, 4.8, 5.1, 5.3, 5.6 and 5.7 hereof, in sufficient detail to permit the Bank to relate the items involved in the computation to the figures shown on the financial statements; (iii) a copy of accountants' management letter or statement that none was prepared; and (iv) consolidating financial statement of the Borrower and its Subsidiaries, which may be prepared by the Borrower.

          (b) A detailed profit and loss statement and balance sheet of the Borrower and its Subsidiaries within forty-five (45) days after the end of each fiscal quarter, each of which may be compiled by the Borrower, and need not be audited or reviewed by an independent accountant (each of the foregoing must reflect GAAP, applied consistently with the annual financial statements); provided, however, that the delivery of the Borrower's Quarterly Report on Form 10-Q for the fiscal quarter then ending shall satisfy this requirement; and (ii) a compliance certificate executed by the Chief Financial Officer of the Borrower, certifying that as of the date thereof, the Borrower is in compliance in all material respects with the terms hereof and itemizing the computations performed to test such compliance as to Sections 4.7, 4.8, 5.1, 5.3, 5.6 and 5.7 hereof in sufficient detail to permit the Bank to relate the items involved in the computation to the figures shown on the financial statements.

          (c) Promptly upon becoming available, but no later than ninety (90) days after the end of Borrowers fiscal year in the case of the delivery of Borrower's Annual Report on Form 10-K and no later than forty-five (45) days after the end of Borrower's fiscal quarter, copies of all financial statements, reports, notices and proxy statements sent by the Borrower to its stockholders, and of all regular and periodic reports and other material (including copies of all registration statements and reports under the Securities Act of 1934, as amended) filed by the Borrower and any securities exchange or any governmental authority or commission, except material filed with governmental authorities or commissions in the ordinary course of the business of the Borrower and which does not relate to or disclose any material adverse effect to the affairs of the Borrower.
          (d) Promptly, from time to time, such other information regarding the operation, business affairs and financial condition of the Borrower and the Subsidiaries as the Bank may reasonably request.

     4.3. MAINTAIN INSURANCE.
          ------------------

          (a) Keep the insurable properties of the Borrower and its Subsidiaries adequately insured with sound and reputable insurers to the extent and against such risks (including fire and other risks commonly insured against by extended coverage) as is customary with companies in the same or similar businesses.
          (b) Maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, or about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any of its Subsidiaries.

     4.4. FUTURE TAXES. Pay all taxes and other governmental assessments as the
          ------------
same shall become due, excepting only taxes and governmental assessments which the Borrower or any Significant Subsidiary is contesting in good faith and for which the Borrower or any Subsidiary has set aside adequate reserves, including reserves for interest and penalties with respect thereto in the manner provided hereafter.

     4.5. CORPORATE EXISTENCE, PROPERTIES. Except as otherwise permitted by
          -------------------------------
Section 5.2 hereof, do or cause to be done all things necessary to preserve, renew and keep in full force and effect the Borrower's and the Significant Subsidiaries' corporate existence, and its and their rights, licenses, permits and franchises and charters, and conduct and operate its and their business in substantially the manner in which the business is presently conducted and operated (subject to changes in the ordinary course of business); and at all times maintain, preserve and protect all material franchises and trade names; and comply in all material respects with all laws, statutes, regulations and ordinances of any governmental entity or agency thereof, applicable to the Borrower or any Significant Subsidiary.

     4.6. WARRANTIES AND CONDITIONS. Do all acts or refrain from action, as
          -------------------------
necessary to cause all of the representations and warranties set forth in
Article II hereof to continue to be true in all material respects at all times that this Agreement is in effect.

     4.7. EBITDA TO DEBT SERVICE COVERAGE RATIO. Maintain on a consolidated
          -------------------------------------
basis, a minimum EBITDA to Debt Service Coverage Ratio of 1.75:1 at all times, measured on a quarterly basis based on the twelve (12) month period then ending, with the first twelve (12) month period being the period of July 1, 1994 through June 30, 1995. "EBITDA" shall mean net income plus interest plus taxes plus depreciation plus amortization. "Debt Service" shall mean scheduled principal repayments on Loans or other indebtedness for borrowed money plus interest expense thereon.

     4.8. TANGIBLE NET WORTH. Maintain on a consolidated basis, a minimum
          ------------------
Tangible Net Worth at all times in the total amount of $20,060,000.00 plus fifty percent (50%) of the Borrower's consolidated cumulative net income from the date hereof. "Tangible Net Worth" shall mean such term as computed in accordance with GAAP.

     4.9. FURTHER AGREEMENTS. Comply with any and all procedures reasonably
          ------------------
established by the Bank for processing, handling and accounting for the Loans and all payments involved, and the documents or instruments pertaining thereto. The Borrower and each Significant Subsidiary shall execute and deliver to the Bank all such additional agreements, documents, instruments and affidavits necessary or as may reasonably be required by the Bank to evidence and accurately account for and ratify all amounts advanced or payable pursuant to this Agreement or any of the Obligations. The Borrower and each Subsidiary shall pay all taxes (other than income or similar taxes of the Lender), recording fees and other reasonable costs incurred by the Bank in connection with such subsequent loans. At the option of the Bank, the Notes may be modified or renewed, an additional note may be executed, or overdrafts may be allowed on any account of the Borrower or any Subsidiary with the Bank, or advances made against uncollected funds under drafts presented by the Borrower or any Subsidiary to the Bank for collection.

     4.10.     ERISA. Comply in all material respects with the provisions of
               -----
ERISA to the extent applicable to any pension or welfare benefit plan maintained for any of its or their employees, not incur any material accumulated funding deficiency, as defined in Section 302(a)(2), or any material liability to the Pension Benefit Guarantee Corporation ("PBGC"); not permit any Reportable Event, as defined in Section 403(b) of ERISA, or other event to occur which may indicate that its plan is not sound, which constitutes grounds for termination of a plan by the PBGC, which would be the basis for the PBGC to assert a material liability against the Borrower or any Subsidiary, or which may result in the imposition of a lien on any of the Borrower's or any Subsidiary's assets or which constitutes grounds for the appointment by the appropriate United States District Court of a trustee to administer any Plan; and notify the Bank in writing promptly after it has come to the attention of the officers of the Borrower or any Subsidiary of the assertion or threat of any Reportable Event, the existence of any Reportable Event or other event which may give rise to any of the foregoing events.

     4.11.     ENVIRONMENTAL MATTERS. Represents to the Bank that the places of
               ---------------------
business operated by the Borrower and its Significant Subsidiaries have not in the past been used by Borrower, any Subsidiary, or, to its knowledge, any other party, are not presently being used, and will not in the future be used for the handling, storage, transportation, or disposal of hazardous or toxic materials in any manner not in compliance with applicable law. The Borrower agrees to indemnify, defend, and hold the Bank harmless from and against any loss to the Bank (including, without limitation, reasonable attorneys' fees) incurred by the Bank as a result of such past, present or future use, handling, storage, transportation, or disposal of hazardous or toxic materials.

     4.12.     GUARANTORS. The Borrower agrees that it will promptly forward to
               -----------
the Guarantors any notices or documents or information which it is required hereunder or under the Loan Documents to forward to the Bank.

                                   ARTICLE V.
                                   ----------

                               NEGATIVE COVENANTS
                               ------------------

     The Borrower and the Significant Subsidiaries covenant and agree that, during the term of this Agreement, neither the Borrower nor the Significant Subsidiaries will:

     5.1. SALE OF ASSETS. Except as provided below or the sale of the real
          --------------
properties described in Schedule 5.1 hereto, sell, lease or otherwise dispose of
                        ------------
any shares of stock or other interest in any Significant Subsidiary, or of any other assets of the Borrower, or allow any of its Significant Subsidiaries to do so, in a single transaction or series of transactions, without the prior written consent of the Bank, which may be withheld at the Bank's sole discretion; provided, however, that notwithstanding the foregoing the Borrower or any Subsidiary may dispose of or sell assets in the ordinary course of business.

     Notwithstanding the foregoing, the Borrower, together with the Subsidiaries, may (i) sell its assets so long as it complies with the mandatory prepayment provisions described in the next succeeding paragraph, and (ii) sell and leaseback its assets (x) in an amount not to exceed, in the aggregate for each such twelve month period ten percent (10%) of the Borrower's consolidated Net Tangible Assets measured on a quarterly basis based on the twelve (12) month period then ending, with the first twelve (12) month period being the period of July 1, 1994 through June 30, 1995; or (y) in transactions in which the resulting lease is less than one year or the proceeds of the sale of which shall be used to purchase new assets or retire existing indebtedness. "Net Tangible Assets" shall mean such amount as computed in accordance with GAAP.

     Sales of its assets are also permitted, so long as there is paid to the Bank, subject to Section 1.4(h) hereof, within twelve (12) months after the sale of Borrower's assets or those of any Subsidiary otherwise not permitted hereunder (i.e., sale and leaseback transactions); (a) if the Net Sale Price is for an amount equal to or less than fifteen percent (15%) of Total Capitalization (defined below), an amount equal to twenty-five percent (25%) of the Net Sale Price (defined below); and (b) if the Net Sale Price is for an amount in excess of fifteen percent (15%) of Total Capitalization, an amount equal to fifty percent (50%) of the Net Sale Price (the "Mandatory Prepayments"); provided, however, such Mandatory Prepayments shall not be required to be made in the event the proceeds received by the Borrower or any Subsidiary from the sale of assets are reinvested by the Borrower by making an acquisition permitted by Section 5.10 hereof or acquiring other capital assets within twelve (12) months from the date of sale; provided, however, pending such reinvestment, such proceeds may be maintained for a period not to exceed twelve
(12) months, in short term investments (as defined under GAAP) pending such acquisition described above. Mandatory Prepayments made hereunder shall be applied to installments of principal of Credit Facility A, and shall be applied in the inverse order of maturity of the payments scheduled pursuant to Section
1.1 (a) of this Agreement. "Total Capitalization" shall mean debt or payment obligations for borrowed money with a stated maturity longer than 365 days plus Net Worth (as such term is computed under GAAP) determined for the Borrower and its Subsidiaries on a consolidated basis. "Net Sale Price" shall mean the aggregate consideration paid to the Borrower and Subsidiaries as result of the sale, less the expenses involved in selling the assets.

     5.2. REORGANIZATIONS. Dissolve, liquidate or discontinue its normal
          ---------------
operations, or merge, consolidate or enter into any syndicate or other combination with any corporation, firm or partnership, or transfer any of its accounts receivable or enter into a joint venture or partnership, or offer or enter into any agreement or memorandum of intent or understanding or the like to do any of the above, without the prior written consent of the Bank, unless one Subsidiary merges or is consolidated with another Subsidiary or the Borrower in a transaction where the assets and liabilities of one of the Subsidiaries become the assets and liabilities of another Subsidiary or the Borrower.

     5.3. LIENS. Attempt to create, incur, assume or suffer to be created,
          -----
incurred or assumed, or permit, any Lien on any of the Borrower's or any Significant Subsidiary's assets; provided, however, that this Section shall not apply to such Liens upon the Borrower's and Subsidiaries' Property, Plant and Equipment which in the aggregate secure indebtedness owed to persons or entities other than the Bank in an amount not to exceed Seventeen Million and 00/100 Dollars ($17,000,000.00), or other Liens approved in writing by the Bank or set forth on Schedule 5.3 hereof (the "Permitted Encumbrances"). "Property, Plant
         ------------
and Equipment" shall mean any assets that would be classified and accounted for as property, plant and equipment in accordance with GAAP. The Borrower and each Subsidiary covenant and agree that it will not enter into any non-capitalized lease obligations for real or personal property in which the consolidated annual rental obligations under all such leases exceed ten percent (10%) of the Borrower's consolidated Net Tangible Assets (as defined in Section 5.1 hereof), either individually or in the aggregate, in any fiscal year.

     Notwithstanding the foregoing, the Subsidiaries may also enter into additional leases in which the aggregate annual rentals do not exceed $2,000,000 in the event the Borrower or applicable Subsidiary shall sell the facilities described on Schedule 5.1 hereof or at 13-15 Shing Wan Road, Tai Wai, Shatin,
             ------------
N.T., Hong Kong.

     5.4. GUARANTEES. Guarantee or otherwise in any way become or be responsible
          ----------
for the obligations of any other person (whether by agreement to purchase the indebtedness of any other person other than the Subsidiaries or the Borrower in the case of Subsidiaries, but only so long as no Event of Default will otherwise arise as a result, or agreement for the furnishing of funds to any other person through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging indebtedness of any such other person, or otherwise) unless the Borrower has received the prior written consent of the Bank or with respect to the Guaranty.

     5.5. INDEBTEDNESS. Create, incur, assume or suffer to exist any
          ------------
indebtedness for borrowed money, except for (i) the Obligation; (ii) accounts payable arising in the ordinary course of business; (iii) other indebtedness permitted hereunder; (iv) indebtedness secured by mortgages described in item
(vii) of Schedule 5.3 and any renewals or extensions (but not increases) thereof; and (v) indebtedness permitted by the Bank in writing. "Indebtedness" shall mean all of the Borrower's and the Subsidiaries' obligation and liabilities to any person or entity, including, without limitation, all debts, claims and indebtedness, contingent, fixed or otherwise, heretofore, now or from time to time hereafter due or payable, however evidenced and however arising.

     5.6. TOTAL DEBT TO EBITDA. Permit on a consolidated basis the ratio of
          --------------------
Total Debt to EBITDA to exceed 3.00:1 at any time, measured on a quarterly basis based on the twelve (12) month period then ending, with the first twelve (12) month period being the period of July 1, 1994 through June 30, 1995. "EBITDA" shall have the meaning ascribed to such term in Section 4.7 hereof. "Total Debt" shall mean debt or payment obligations for borrowed money plus capital lease obligations (as defined by GAAP).

     5.7. TOTAL LIABILITIES TO TANGIBLE NET WORTH. Permit at any time on a
          ---------------------------------------
consolidated basis of the Borrower and Subsidiaries a ratio of Total Liabilities to Tangible Net Worth of the Borrower to exceed 3.00:1. "Total Liabilities" shall mean such term as computed in accordance with GAAP. "Tangible Net Worth" shall have the meaning ascribed to such term in Section 4.8 hereof.

     5.8. NO LOANS. Make any loans, advances or extensions of credit except that
          --------
the Borrower may have trade receivables and may make advances and deposits in the ordinary course of business in amounts not to exceed $250,000 individually. The Borrower may also make advances to its officers, directors and employees from time to time in the ordinary course, provided that the maximum aggregate amount of all such advances will not exceed One Million Dollars ($1,000,000.00) at any time.

     5.9. INVESTMENTS. Make or suffer to exist any investments other than:
          -----------

          (a) in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America; provided, that such obligations mature within one year from the date of acquisition thereof;

          (b) in certificates of deposit maturing within one year from the date of acquisition issued by the Bank, or by any other bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100 million and not known by the Borrower to be having financial difficulties;

          (c) commercial paper rated P-1 and P-2 by Moody's Investors Service, Inc. (Commercial Paper Record) and rated A-1 or A-2 by Standard and Poor Corporation (Commercial Paper Ratings Guide);

          (d)  private placements with daily maturities;

          (e) other investments (after consultation with the Bank) of up to an aggregate amount of $500,000.00 outstanding at any one time(s); and

          (f) the Borrower's ownership of the Subsidiaries as of the date of this Agreement, and as permitted pursuant to Section 5.10 hereof.

     5.10.     ACQUISITIONS. Acquire all or a substantial portion of another
               ------------
business, whether by purchase of stock, assets or otherwise, for an aggregate purchase price in excess of (i) Ten Million and 00/100 Dollars ($10,000,000.00) plus (ii) forty percent (40%) of EBITDA (as defined in Section 4.7 hereof) for the most recent four (4) fiscal quarters plus (iii) one hundred percent (100%) of such acquired business' EBITDA (excluding compensation of officers and distributions paid out by closely held entities), for the most recent four (4) fiscal quarter without the Bank's prior written consent.

     5.11.     FISCAL YEAR. Change its fiscal year from a calendar year.
               -----------

                                  ARTICLE VI.
                                  -----------

                               EVENTS OF DEFAULT
                               -----------------

     6.1. EVENTS OF DEFAULT. Any of the below listed events happening to the
          -----------------
Borrower or any Significant Subsidiary are sometimes referred to herein alternatively as "Events of Default" or "Default":

     (a) Failure to pay, perform, or comply with any material obligation, promise, covenant, agreement or provision under any of the Loan Documents, or upon the occurrence of any other event of default and the continuation beyond the expiration of any cure period relating thereto under any other agreement between the Borrower or any Subsidiary and the Bank;

     (b) Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Subsidiary shall prove to have been false or misleading in any material respect when made or furnished;

     (c)  Dissolution or liquidation of the Borrower or any Significant
Subsidiary;

     (d) The Borrower or any Significant Subsidiary shall fail to pay any additional monetary obligation in an amount in excess of $100,000 when due, however arising and to whomever owed, after giving effect to any applicable grace or cure period, except through inadvertent clerical error;

     (e) The Borrower or any Significant Subsidiary should make a general assignment for the benefit of creditors, or any proceeding of any other similar nature be instituted by or against the Borrower or any Significant Subsidiary or any proceeding be instituted against the Borrower or any Significant Subsidiary alleging that such entity is insolvent, or a receiver be appointed for the Borrower or any Significant Subsidiary or for any property of the Borrower or any Significant Subsidiary, and such proceeding shall not be dismissed within ninety (90) days after the date such action is commenced;

     (f) Any verdict or judgment in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) individually or in the aggregate in any twelve (12) month period during the term hereof be obtained or entered against the Borrower or any Significant Subsidiary, or any property of such entity, and remain unsatisfied or not stayed by court order upon posting a bond, after thirty (30) ) days from the rendition of such judgment unless fully covered by insurance less permitted deductible;

     (g) A decree or order shall be entered by a court for relief in respect of the Borrower or any Significant Subsidiary under Title 11 of the United States Code, as now or hereafter constituted, or any other applicable foreign, federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Borrower or any Significant Subsidiary or of any substantial part of either the Borrower's or any Significant Subsidiary's property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days;

     (h) Borrower or any Significant Subsidiary shall file a petition or answer or consent seeking relief under Title 11 of the United States Code, as now or hereafter constituted, or any other applicable foreign, federal or state bankruptcy, insolvency or other similar law, or consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any Significant Subsidiary or any substantial part of the Borrower's or any Significant Subsidiary's property, or Borrower or any Significant Subsidiary shall fail generally to pay their respective debts as such debts become due, or take action in furtherance of any such action;

     (i) The Borrower or any Significant Subsidiary is in default under any agreement, mortgage or security agreement with any person or corporation whatsoever which would reasonably be expected to materially adversely affect the ability of the Borrower by itself or the Borrower and the Subsidiaries, taken as a whole, to perform any action or make any payment required by this or any other agreement between the Borrower or any Subsidiary and the Bank;

     (j) The making of any levy, seizure, garnishment, or attachment of or on any assets of the Borrower if the effect of such action may reasonably be expected to have a material adverse affect on the ability of the Borrower to perform its obligations hereunder;

     (k) In the event that control of the Borrower or any Significant Subsidiary is transferred, directly or indirectly, to any person other than another Subsidiary; or

     (l) The occurrence of any material adverse change to the financial condition of the Borrower as from December 31, 1994.

     For purposes of the foregoing subsection (k), "control" shall be deemed to be the ownership of a sufficient number of shares of the Borrower so that the holder thereof holds the right to vote, directly or indirectly, in excess of fifty percent (50%) of the voting stock of the Borrower, or can otherwise elect, whether directly or indirectly, through stock ownership, proxy, shareholder agreement or otherwise, one-half (1/2) or more of the members of the Board of Directors of the Borrower.

     The Bank agrees that if an Event of Default has occurred (i) pursuant to
Section 6.1(a) hereof because of the failure of the Borrower to make a required payment hereunder, the Borrower shall have five (5) days after notice thereof to cure such default prior to the Lender having the right to accelerate the payment of all amounts owed hereunder; or (ii) pursuant to any other provision of
Section 6.1 hereof, that is not due to (a) the Borrower's failure to make a required payment under Section 6.1(a); (b) the Borrower's failure to comply with the pronouns of Sections 4.7, 4.8, 5.3, 5.6 or 5.7 hereof; or (c) the provisions of Sections 6.1 (e), (g) or (h), the Borrower shall have thirty (30) days after notice thereof to cure such default prior to the Bank having the right to accelerate the payments of all amounts owed hereunder.

     Upon the occurrence of an Event of Default and the continuation thereof beyond any applicable cure period as set forth above or at any time thereafter during the continuance of any such Event of Default, the Notes, the Guaranty, the Obligation and all other payments required to be made hereunder shall be forthwith due and payable at the Bank's option, both as to principal and interest, without presentment, demand, protest or other notice of nonpayment or default or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence of an Event of Default, the principal amounts owed hereunder on the Loans shall bear interest at the highest rate allowable under applicable law, or, if there is no such limit, at the Prime Rate plus four percent (4%) per annum (the "Default Rate"), until such Event of Default is cured or until the amounts outstanding hereunder are paid in full. Upon the occurrence of an Event of Default, the Bank may exercise any rights given to it by law, the Notes, or given by this Agreement, and the Bank may apply any sums received by the Bank to any of the Obligations or any portion thereof in such order as the Bank in its sole discretion may determine, any request to the contrary by the Borrower notwithstanding.
                                  ARTICLE VII.
                                  ------------

                                 MISCELLANEOUS
                                 -------------

     7.1. COSTS OF LOAN. The Borrower shall pay all reasonable out-of-pocket
          -------------
expenses incurred by the Bank in connection with the preparation and closing of this Agreement, the making of each Funding or Advance, the administration of this Agreement, and in the enforcement of the rights of the Bank under the Loan Documents and under the Notes and any other agreements between the Borrower and the Bank, including the reasonable attorneys' fees incurred by the Bank in preparing and closing this Agreement which attorneys' fees (exclusive of out of pocket expenses) shall not exceed $12,500.00, together with the out-of-pocket fees of such counsel, whether in consultation or in judicial, administrative, bankruptcy, conservatorship or receivership proceedings, through all appeals. Such out-of-pocket expenses specifically include all filing fees, the cost of all documentary tax stamps, if any, and other taxes, excluding federal or Florida taxes on corporate income, which are or become payable by reason of the transactions between the Borrower and the Bank which are encompassed by this Agreement, as well as any penalties or additional taxes which may become due by reason of the Borrower's instructions to the Bank concerning the payment of such taxes, and at the Bank's option costs of tax, judgment and lien searches, and recording fees, if any. Costs incurred to the date of Closing shall be paid at Closing, by separate check payable to the order of the Bank.

     7.2. SURVIVAL OF REPRESENTATIONS. All covenants, agreements,
          ---------------------------
representations and warranties by the Borrower and any Guarantor in the Loan Documents or otherwise in writing in connection herewith shall survive the execution and delivery to the Bank of this Agreement and the Notes, and shall be true and correct and continue in full force and effect so long as any portion of any Obligation or the Notes is outstanding or this Agreement has not been terminated, except to the extent such representation and warranty relates to an earlier date.

     7.3. TERMINATION OF LOAN. This Agreement may not be terminated by the
          -------------------
Borrower until payment of the Obligation in full.

     7.4. APPLICABLE LAW. The terms and performance of this Agreement and the
          --------------
terms and payment of Notes shall be construed in accordance with and controlled and governed by the laws of the State of Florida, and applicable federal law, as amended from time to time. The Bank, the Borrower and each Guarantor agree that the venue of any action brought to enforce any rights created hereunder will be in Dade County, Florida.

     7.5. MODIFICATION OF LOAN AGREEMENT. Unless otherwise specifically provided
          ------------------------------
for in this Agreement, no consent, modification, amendment or waiver of any provision of this Agreement, the Notes, or the other the Loan Documents executed in conjunction herewith, nor any consent of the Bank to any variance therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank.

     7.6. NO WAIVER OF RIGHTS BY BANK. Neither any failure nor any delay on the
          ---------------------------
part of the Bank in exercising any right, power or privilege under the Loan Documents shall operate as a waiver thereof; nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. It is further agreed between the parties that no waiver of any duty or condition contained in any of the Loan Documents shall at any time be held to be a waiver of the other duties or conditions of the Borrower thereunder, or of the same duties or conditions upon a future occasion.

     7.7. INTEREST. All interest payable hereunder shall be at a per annum rate
          --------
computed by dividing the applicable per annum interest rate by three hundred sixty (360) and multiplying the result by the actual number of days elapsed. Notwithstanding any provision in the Notes or in any other document executed in connection with this Agreement, the Borrower's total liability during any payment period for payment of fees, charges or other payments which may be deemed interest shall not exceed the higher of the limits imposed by the usury laws of the State of Florida or of the United States, as applicable. If, for any reason, total liability for payments which may be deemed interest, should be greater than the limit imposed by the usury laws of the State of Florida or of the United States (whichever results in the higher rate of lawful interest), as applicable, for any interest payment period, then all sums in excess of those lawfully collectible with interest for that period shall be applied to the reduction of principal of either or both of the Loans, without further agreement or notice. The Bank has agreed to accept, and the Borrower has agreed to apply, such sums as a penalty-free prepayment of principal, unless the Bank at any time elects, by notice to the Borrower in writing, to waive or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept those sums as a prepayment of principal. Upon any demand for payment, all unlawful interest (if any) shall be eliminated.

     7.8. SEVERABILITY. In case all or any part of one or more of the provisions
          ------------
contained in the Loan Document should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein or therein and the remainder of such provision shall not in any way be affected or impaired thereby.

     7.9. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL OBLIGATIONS. This Agreement
          -----------------------------------------------------
shall inure to the benefit of and shall be binding upon the successors and assigns of the Bank and the Borrower. The Bank shall have the right to syndicate its interests in the Loans, or either of them, or to grant participations and transfer interests in the Notes to other persons and to furnish such information as is reasonably required to induce such persons to enter into such arrangements and to satisfy any regulatory requirements pertaining thereto; provided, however, so long as there shall not be an Event of Default, that the Borrower shall have the right to approve all such participants or persons acquiring an assignment of a portion of the Lender's rights and obligations under the Loan, which approval shall not be unreasonably withheld; and provided, further, that the Bank shall not be entitled to syndicate or transfer interests in more than fifty percent (50%) of its interest in the Loans. In the event the Bank notifies the Borrower that the Bank will grant such participation or assign a portion of the Lender's rights and obligations in the Loans. The Bank acknowledges that the Borrower will not be deemed to be acting unreasonably if it denies such request because the entity to whom the Bank proposes to grant a participation or assign such rights and obligations will require payments under Sections 1.4(h) or (i) hereof materially in excess of those required to be paid to the Lender. The Borrower will take such actions as the Bank may reasonably require to effect the grant and performance of such participation or the assignment of an interest of its rights and obligations to another entity.

     The Borrower authorizes Lender to disclose to any potential or actual participant or purchaser who has executed a standard confidentiality agreement with the Borrower, or any other Person acquiring an interest in the Loan Documents by operation of law any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

     7.10.     NOTICES. All notices, demands, requests, consents or other
               -------
communications required or permitted to be given or made under this Agreement in writing, shall be deemed given or made when delivered in person, five (5) days after such communication is posted in the mails, or one (1) day after such communication is sent by a nationally recognized overnight courier service.

          Notice shall be given as follows:
               If to the Bank:
               First Union National Bank of Florida
               200 East Broward Boulevard
               Ft. Lauderdale, Florida  33301
               ATTN:  Corporate Banking,
                      Mr. M. Walker Duvall, Vice President
               AND
               First Union National Bank of Florida
               4299 N.W. 36th Street
               Miami Springs, Florida  33166
               ATTN: Portfolio Management
                      Ms. Missy Morgan, Vice President
               With a copy to:
               Mershon, Sawyer, Dunwody,
                 Johnston & Cole
               Suite 4500
               First Union Financial Center
               200 South Biscayne Boulevard
               Miami, Florida  33131-2387
               ATTN:  Douglas F. Darbut, Esq.

               If to the Borrower:
               Computer Products, Inc.
               7900 Glades Road
               Suite 500
               Boca Raton, Florida  33434
               ATTN:  Richard Thompson
               With a copy to:
               Hertzog, Calamari & Gleason
               100 Park Avenue
               New York, New York 10017
               ATTN:  John D. Vaughn, Esq.
               If to the Guarantors:

               c/o Computer Products, Inc.
               7900 Glades Road
               Suite 500
               Boca Raton, Florida 33434
               ATTN:  Richard Thompson

The foregoing addresses may be changed by either party by giving notice to the other party in accordance with the above.

     7.11.     INCORPORATION OF TERMS. It is mutually understood and agreed by
               ----------------------
and between the parties hereto on behalf of themselves, and their respective representatives or successors in interest, that the Notes and other agreements between the Borrower and the Bank heretofore and hereinafter described and all of the conditions, stipulations, agreements and covenants contained in said Note and other agreements are hereby incorporated by reference to the same extent and effect as if they were fully set forth verbatim herein, and made a part of this Agreement, until this Agreement is terminated by the payment of the Obligation in full. It is further mutually understood and agreed that the Borrower shall perform, comply with, and abide by each and every warranty, stipulation, agreement, condition and covenant in the Notes, and other agreements, and the provisions of this Agreement.

     In the event of an ambiguity or conflict of terms between any of the provisions of the foregoing documents, the terms of this Agreement shall be deemed to amend and control all of the other documents; and, to the extent that any of the agreements are silent, each shall supplement the others; provided, however, in the event of any conflict between the terms of this Agreement and any of the instruments referenced above, the terms which, in the Bank's sole discretion, grant the Bank the greater protection with respect to its security for the Notes or in any other manner are of greater benefit to the Bank, shall control. All provisions of contemporaneous or previous agreements and understandings between the Borrower and the Bank in conflict with any expressed provision hereof shall be merged into this Agreement and be extinguished and of no further force and effect.
                                 ARTICLE VIII.
                                 -------------

                                INDEMNIFICATION
                                ---------------

     8.1. NET PAYMENTS. All payments by the Borrower under this Agreement and
          ------------
the Notes shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all payments, after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof (collectively the "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Agreement and the Note. Notwithstanding anything to the contrary contained in this Section 8.1, the Borrower shall not be liable for the payment of any tax on or measured by net income imposed on or measured by the net income or portion thereof of the Bank pursuant to the income tax laws of the United States, the State of Florida or the jurisdiction where the office making the Advance or holding the Note is located. The Borrower shall pay all Taxes when due (and indemnify the Bank against any liability therefor) and shall promptly (and in any event not later than thirty (30) days thereafter) furnish to the Bank any certificates, receipts and other documents which may be required (in the judgment of the Bank) to establish any tax credit to which the Bank may be entitled. The Bank shall promptly reimburse the Borrower upon receipt by it of any refund of amounts paid by the Borrower hereunder. The obligations of the Borrower and Bank under this
Section 8.1 shall survive the termination of this Agreement and the repayment of the Notes.

                                  ARTICLE IX.
                                  -----------

                         WAIVER OF JURY TRIAL AND VENUE
                         ------------------------------

     9.1. WAIVER OF JURY TRIAL. THE BANK AND THE BORROWER AND EACH GUARANTOR
          --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO
                                                --------------------------------
A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF,
- ---------------

UNDER OR IN CONNECTION WITH THE LOANS, THIS AGREEMENT AND ANY AGREEMENTS CONTEMPLATED HEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK AND BORROWER ENTERING INTO THIS AGREEMENT.

     9.2. WAIVER OF PLEA OF JURISDICTIONS OR VENUE. The Borrower and each
          ----------------------------------------

Subsidiary hereby waives any plea of jurisdiction or venue as not having a place of business in Dade County, Florida, and hereby specifically authorizes any action brought upon the enforcement of the Loan Documents by Bank to be instituted and prosecuted in either the Circuit Court of Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of Bank.


     IN WITNESS WHEREOF, the Bank and the Borrower have caused these presents to be executed in their respective names by their duly authorized executive officers, at the place first set forth herein, all as of this 4th day of April, 1995.
                                   FIRST UNION NATIONAL BANK
                                    OF FLORIDA
                                   By:  M. WALKER DUVALL
                                        ----------------
                                        M.WALKER DUVALL
                                   Its: Vice President


                                   COMPUTER PRODUCTS, INC.

                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President

Each of the undersigned acknowledges that it has received a copy of the Loan Agreement is familiar with the terms and conditions of the Loan Agreement. The undersigned hereby jointly and severally (i) represent and warrant to you that each representation and warranty contained in the Loan Agreement is true and correct to the extent it relates to the undersigned; and (ii) agree that each will act in compliance with the covenants set forth in the Loan Agreement to the extent the covenants contemplate that the undersigned will act or refrain from acting. The undersigned (i) recognize that the foregoing representations, warranties and covenants are an integral part of the decision by you to make the Loans (as defined in the Loan Agreement); (ii) represent and warrant to you that the undersigned, each of which is a wholly-owned subsidiary of the Borrower, will receive substantial benefit from the making of the Loans to the Borrower; and (iii) acknowledge that you have relied upon the foregoing in making your decision to make the Loans and enter into the Loan Agreement.

                                   Computer Products GmbH


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Managing Director
                                   Computer Products France S.A.R.L.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Director
                                   Computer Products Power Conversion
                                   Limited


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Secretary
                                   RTP Foreign Sales Corp.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Power Products Ltd.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Stevens-Arnold, Inc.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Boschert, Inc.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   RTP Corp.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Heurikon Corporation


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Wealth Scene Limited


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Secretary
                                   Computer Products Asia-Pacific Limited


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Power Products (Ireland) Ltd.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President

COMMONWEALTH OF THE BAHAMAS

     I, BRANVILLE MCCARTNEY, a Notary Public within and for the Commonwealth of the Bahamas, duly commissioned and acting, do hereby certify that on this 4th day of April, 1995, personally appeared M. WALKER DUVALL, as a Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, to me personally known to be the person who signed the foregoing instrument, who being duly sworn and being informed of the contents of said instrument, stated and acknowledged on oath that he signed, executed, sealed and delivered same of his free and voluntarily act and deed, for the uses, purposes and considerations therein expressed and set forth.
     WITNESS my hand and seal this 4th day of April, 1995.

                              BRANVILLE MCCARTNEY
                              -------------------
                                 NOTARY PUBLIC
                    My Commission Expires: December 31, 1995

COMMONWEALTH OF THE BAHAMAS

     I, BRANVILLE MCCARTNEY, a Notary Public within and for the Commonwealth of the Bahamas, duly commissioned and acting, do hereby certify that on this 4th day of April, 1995, personally appeared RICHARD THOMPSON, as a Vice President of COMPUTER PRODUCTS, INC., RTP FOREIGN SALES CORP., POWER PRODUCTS LTD., STEVENS-ARNOLD, INC., BOSCHERT, INCORPORATED, RTP CORP., HEURIKON CORPORATION, COMPUTER PRODUCTS ASIA-PACIFIC LIMITED, POWER PRODUCTS (IRELAND) LIMITED, as a Director of COMPUTER PRODUCTS FRANCE S.A.R.L., as a Managing Director of COMPUTER PRODUCTS GmbH, as a Secretary of COMPUTER PRODUCTS POWER CONVERSION LIMITED and WEALTH SCENE LIMITED to me personally known to be the person who signed the foregoing instrument, who being duly sworn and being informed of the contents of said instrument, stated and acknowledged on oath that he signed, executed, sealed and delivered same of his free and voluntarily act and deed, for the uses, purposes and considerations therein expressed and set forth.
     WITNESS my hand and seal this 4th day of April, 1995.

                              BRANVILLE MCCARTNEY
                              -------------------
                                 NOTARY PUBLIC
                    My Commission Expires: December 31, 1995

                             CREDIT FACILITY A NOTE
                             ----------------------


$25,000,000.00                                    Nassau, Bahamas
                                                    April 4, 1995
FOR VALUE RECEIVED, the undersigned, COMPUTER PRODUCTS, INC., a Florida corporation, hereinafter called the "Maker", promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, hereinafter called "Lender", or its successors or assigns, at its office at 200 East Broward Boulevard, Ft. Lauderdale, Florida 33301, or at such other addresses as the Lender or any subsequent holder of this Note may designate in writing from time to time, in the manner hereinafter set forth, in immediately available local, collected funds, the principal sum of TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00), or so much thereof as may be advanced and outstanding from time to time together with interest thereon from the date of funding to maturity. All interest shall be computed on a daily basis and calculated on the basis of a three hundred sixty (360) day year.

     This Note constitutes the "Credit Facility A Note" described in that certain Loan Agreement dated as of the date hereof (the "Loan Agreement") by and between the Lender and the Maker, and the principal and interest due hereunder shall be payable in accordance with those terms and provisions of the Loan Agreement which are applicable to the Credit Facility A Note including, but not limited to, the provisions relating to the rate of interest to be charged hereunder, and the due dates for payment of interest and the repayment of principal. This Note shall be deemed to evidence the principal amount actually outstanding under Credit Facility A (as defined in the Loan Agreement), even though the face amount of this Note may be in excess of such principal amount outstanding from time to time.

     This Note is subject to all terms and provisions of the Loan Agreement, which are hereby incorporated by this reference as though set forth in full herein, any Event of Default under the Loan Agreement constituting a default under this Note. In the event of any conflict or inconsistency between the terms and provisions of this Note and those of the Loan Agreement, the Loan Agreement shall in all respects govern and control. This Note is secured by the collateral described in the Loan Agreement.

     In the event of any Event of Default under the Loan Agreement, including a failure to make any payment of principal or interest due hereunder on the due date thereof, Lender may after giving effect to all applicable grace and cure periods, at its option, accelerate maturity, and the unpaid balance hereof and all unpaid accrued interest shall thereupon immediately become due and payable without presentment, demand, notice or protest, and Lender shall have the right to set off against amounts due under this Note all money owed by Lender in any capacity to the Maker and to set off against all other liabilities of Maker to Lender, all money owed by Lender in any capacity to the Maker. Failure to exercise this option with respect to any failure or breach shall not constitute a waiver of the right as to any subsequent failure or breach.

     Maker, as well as any and all endorsers, guarantors, sureties and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note, waive presentment (except as provided in the Loan Agreement), protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Note, and consent that the holder hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever, or to release any of the security for this Note or any of the guarantors of this Note without in any way affecting the liability of any other party for the payment of this Note.

     Maker further agrees to pay all reasonable costs of collection, including reasonable attorneys' fees (inclusive of any bankruptcy or appellate proceedings), in case the principal of this Note or any interest thereon is not paid when due, whether suit be brought or not.

     No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note, nor shall any waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. No waiver under or modification of this Note shall be effective unless in writing and signed by the holder of this Note.

     Interest hereunder shall be charged only on the sums advanced from the date of advance to the date of repayment. Maker does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which when added to any commitment fee or any other charge upon the principal, shall be in excess of the highest lawful rate allowable under the laws of the State of Florida or the United States of America, whichever is higher or unlimited.

     Should acceleration, prepayment or any other charges upon the principal or any portion thereof result in the computation or earning of interest in excess of the highest lawful rate allowable under the laws of the State of Florida or the United States of America, whichever is higher or unlimited, then any and all such excess is hereby waived and shall be applied against the remaining principal balance, if any, and thereafter refunded to the Maker.
     Except as otherwise specifically provided with respect to the maximum rate of interest hereunder, this Note shall be governed as to validity, interpretation, construction, effect and all other respects by the laws and decisions of the State of Florida.

     The undersigned hereby waives any plea of jurisdiction or venue as not having a place of business in Dade County, Florida, and hereby specifically authorizes any action brought upon the enforcement of this Note by Lender to be instituted and prosecuted in either the Circuit Court of Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of Lender.

     All payments made hereunder shall be credited first to accrued interest and then to principal; however, upon the occurrence of an Event of Default (as defined in the Loan Agreement), Lender may, after giving effect to all applicable grace and cure periods, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal, and/or lawful charges and expenses then accrued.

     From and after the date of an Event of Default (as defined in the Loan Agreement), after giving effect to all applicable grace and cure periods, the principal balance under this Note shall bear interest, from such date until paid, at a rate per annum not to exceed the Default Rate, as said term is defined in the Loan Agreement.

     This Note is binding upon Maker and its successors and assigns.
THE LENDER, BY ITS ACCEPTANCE HEREOF, AND THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL
                              --------------------------------------------------
BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR
- -------
IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ACCEPTING THIS NOTE FROM THE MAKER AND FOR THE LENDER ENTERING INTO THE LOAN AGREEMENT.

                                   COMPUTER PRODUCTS, INC., a Florida
                                   corporation
                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President

                                             (Corporate Seal)
COMMONWEALTH OF THE BAHAMAS

     I, BRANVILLE MCCARTNEY, a Notary Public within and for the Commonwealth of the Bahamas, duly commissioned and acting, do hereby certify that on this 4th day of April, 1995, personally appeared RICHARD THOMPSON, as a Vice President of COMPUTER PRODUCTS, INC., to me personally known to be the person who signed the foregoing instrument, who being duly sworn and being informed of the contents of said instrument, stated and acknowledged on oath that he signed, executed, sealed and delivered same of his free and voluntarily act and deed, for the uses, purposes and considerations therein expressed and set forth.
     WITNESS my hand and seal this 4th day of April, 1995.

                              BRANVILLE MCCARTNEY
                              -------------------
                                 NOTARY PUBLIC
                    My Commission Expires: December 31, 1995

                                   EXHIBIT B
                             CREDIT FACILITY B NOTE
                             ----------------------


$20,000,000.00                                    Nassau, Bahamas
                                                    April 4, 1995

FOR VALUE RECEIVED, the undersigned, COMPUTER PRODUCTS, INC., a Florida corporation, hereinafter called the "Maker", promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, hereinafter called "Lender", or its successors or assigns, at its office at 200 East Broward Boulevard, Ft. Lauderdale, Florida 33301, or at such other addresses as the Lender or any subsequent holder of this Note may designate in writing from time to time, in the manner hereinafter set forth, in immediately available local, collected funds, the principal sum of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00), or so much thereof as may be advanced and outstanding from time to time, together with interest thereon from the dates of funding to maturity. All interest shall be computed on a daily basis and calculated on the basis of a three hundred sixty (360) day year.

     This Note constitutes the "Credit Facility B Note" described in that certain Loan Agreement dated as of the date hereof (the "Loan Agreement") by and between the Lender and the Maker, and the principal and interest due hereunder shall be payable in accordance with those terms and provisions of the Loan Agreement which are applicable to the Credit Facility B Note including, but not limited to, the provisions relating to the rate of interest to be charged hereunder, and the due dates for payment of interest and the repayment of principal. This Note shall be deemed to evidence the principal amount actually outstanding under Credit Facility B (defined in the Loan Agreement), even though the face amount of this Note may be in excess of such principal amount outstanding from time to time.

     This Note is subject to all terms and provisions of the Loan Agreement, which are hereby incorporated by this reference as though set forth in full herein, any Event of Default under the Loan Agreement constituting a default under this Note. In the event of any conflict or inconsistency between the terms and provisions of this Note and those of the Loan Agreement, the Loan Agreement shall in all respects govern and control. This Note is secured by the collateral described in the Loan Agreement.

     In the event of any Event of Default under the Loan Agreement, including a failure to make any payment of principal or interest due hereunder on the due date thereof, Lender may after giving effect to all grace and cure periods, at its option, accelerate maturity, and the unpaid balance hereof and all unpaid accrued interest shall thereupon immediately become due and payable without presentment, demand, notice or protest, and Lender shall have the right to set off against this Note all money owed by Lender in any capacity to the Maker and to set off against all other liabilities of Maker to Lender, all money owed by Lender in any capacity to the Maker. Failure to exercise this option with respect to any failure or breach shall not constitute a waiver of the right as to any subsequent failure or breach.

     Maker, as well as any and all endorsers, guarantors, sureties and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note, waive presentment (except as provided in the Loan Agreement), protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Note, and consent that the holder hereof shall have the right, without notice, to deal in any way at any time with any party hereto, or to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever, or to release any of the security for this Note or any of the guarantors of this Note without in any way affecting the liability of any other party for the payment of this Note.

     Maker further agrees to pay all reasonable costs of collection, including reasonable attorneys' fees (inclusive of any bankruptcy or appellate proceedings), in case the principal of this Note or any interest thereon is not paid when due, whether suit be brought or not.

     No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note, nor shall any waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. No waiver under or modification of this Note shall be effective unless in writing and signed by the holder of this Note.

     Interest hereunder shall be charged only on the sums advanced from the date of advance to the date of repayment. Maker does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which when added to any commitment fee or any other charge upon the principal, shall be in excess of the highest lawful rate allowable under the laws of the State of Florida or the United States of America, whichever is higher or unlimited. Should acceleration, prepayment or any other charges upon the principal or any portion thereof result in the computation or earning of interest in excess of the highest lawful rate allowable under the laws of the State of Florida or the United States of America, whichever is higher or unlimited, then any and all such excess is hereby waived and shall be applied against the remaining principal balance, if any, and thereafter refunded to the Maker.

     Except as otherwise specifically provided with respect to the maximum rate of interest hereunder, this Note shall be governed as to validity, interpretation, construction, effect and all other respects by the laws and decisions of the State of Florida.

     The undersigned hereby waives any plea of jurisdiction or venue as not having a place of business in Dade County, Florida, and hereby specifically authorizes any action brought upon the enforcement of this Note by Lender to be instituted and prosecuted in either the Circuit Court of Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of Lender.

     All payments made hereunder shall be credited first to accrued interest and then to principal; however, upon the occurrence of an Event of Default (as defined in the Loan Agreement), Lender may, after giving effect to all applicable grace and cure periods, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal, and/or lawful charges and expenses then accrued.

     From and after the date of an Event of Default (as defined in the Loan Agreement), after giving effect to all applicable grace and cure periods, the principal balance under this Note shall bear interest, from such date until paid, at a rate per annum not to exceed the Default Rate, as said term is defined in the Loan Agreement.

     This Note is binding upon Maker and its successors and assigns.

THE LENDER, BY ITS ACCEPTANCE HEREOF, AND THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL
                              --------------------------------------------------
BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR
- -------
IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ACCEPTING THIS NOTE FROM THE MAKER AND FOR THE LENDER ENTERING INTO THE LOAN AGREEMENT.

                                   COMPUTER PRODUCTS, INC., a Florida
                                   corporation

                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President

                                             (Corporate Seal)
COMMONWEALTH OF THE BAHAMAS

     I, BRANVILLE MACCARTNEY, a Notary Public within and for the Commonwealth of the Bahamas, duly commissioned and acting, do hereby certify that on this 4th day of April, 1995, personally appeared RICHARD THOMPSON, as a Vice President of COMPUTER PRODUCTS, INC., to me personally known to be the person who signed the foregoing instrument, who being duly sworn and being informed of the contents of said instrument, stated and acknowledged on oath that he signed, executed, sealed and delivered same of his free and voluntarily act and deed, for the uses, purposes and considerations therein expressed and set forth.
     WITNESS my hand and seal this 4th day of April, 1995.

                              BRANVILLE MACCARTNEY
                              --------------------
                                 NOTARY PUBLIC
                    My Commission Expires: December 31, 1995

                                  EXHIBIT C-1

                                PLEDGE AGREEMENT
                                ----------------

     This Pledge Agreement, dated as of April 4, 1995, is made and entered into at Nassau, Bahamas by and between Computer Products, Inc., a Florida corporation (the "Borrower"), and First Union National Bank of Florida, a national banking association (the "Secured Party").

                                R E C I T A L S:
                                ---------------

     A. Pursuant to that certain Loan Agreement dated of even date herewith between the Borrower and Secured Party (the "Loan Agreement"), Secured Party has extended credit to the Borrower.

     B. Such credit is evidenced by (i) that certain Credit Facility A Note in the maximum principal amount of $25,000,000.00 from the Borrower made payable to the order of Secured Party (the "Credit Facility A Note"); and (ii) that certain Credit Facility B Note in the original principal amount of $20,000,000.00 from the Borrower made payable to the order of Secured Party (the "Credit Facility B Note").

     C. Except as disclosed in the Loan Agreement, Borrower owns one hundred percent (100%) of the issued and outstanding capital stock (the "Stock") of each of the entities listed on Schedule 1 hereto (the "Subsidiaries).
                          ----------

     D. In order to secure the Obligations (as hereinafter defined) of the Borrower under the Loan Agreement, the Borrower hereby agrees to grant to Secured Party the Security Interest (as hereinafter defined) contemplated hereby.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.     Definitions.  Unless the context otherwise requires, the
                    ------------
defined terms used herein shall have the meanings as indicated below:

     "Business Day" shall mean any day other than a Saturday, Sunday or U.S. legal holiday.

     "Collateral" shall mean the securities required to be delivered by the Borrower pursuant to Section 4.1 hereof together with any other securities which the Borrower is required to deliver to the Secured Party hereunder or under the Loan Agreement, including the Stock, together with the Proceeds (as hereinafter defined) thereof, as security for payment of the Obligations, including the Secured Party's rights hereunder.

     "Obligations" shall mean (i) the obligations of the Borrower hereunder,
(ii) obligations of the Borrower under the Loan Agreement, the Credit Facility A Note and the Credit Facility B Note, and the obligations of the Borrower under any interest rate swap, cap, collar or floor entered into with the Secured Party.

     "Proceeds" shall mean whatever is received when any of the Collateral is sold, exchanged, leased, collected or otherwise disposed of, including cash, payment of money, chattel paper, security agreements and other documents.
     "Security Interest" shall mean all security interests (including, without limitation, security interests within the meaning of the Uniform Commercial Code as in effect in applicable jurisdictions), liens and other interests in the Collateral which, directly or indirectly, secure payment in full of the Obligations, continuing in full force and effect until the termination of the Security Interest as provided hereinafter.

     Section 2.     Creation of Security Interest.  To secure payment of the
                    ------------------------------
Obligations of whatever kind and whenever or however created or incurred, the Borrower hereby grants, bargains, hypothecates, assigns, transfers, sets over to the Secured Party, a first priority security interest in and to the Collateral. Until termination of the Security Interest as provided in hereinafter, the pledge, assignment, transfer, setting over, conveyance and delivery of, and security interest in, all the Collateral hereby shall continue in full force and effect.

     Section 3.     Representations and Warranties.  The Borrower represents and
                    ------------------------------
warrants to the Secured Party, as follows:

     3.1. Collateral.
          -----------

                    (a) that it has all right, title, and interest in and to the Collateral, and that the Borrower shall warrant and defend the Secured Party's Security Interest against the claims of all persons whomsoever;

                    (b) that the Collateral is not subject to any trust, pledge, charge, option, restriction, claim, demand, security interest, lien or encumbrance or any kind or nature and the Borrower has not disposed of any interest in the Collateral;

                    (c) that the Borrower has full right, power and lawful authority to transfer, convey, assign and pledge the Collateral to the Secured Party;

                    (d) that this Pledge Agreement creates and constitutes and will at all times constitute a valid, direct and paramount security interest in the Collateral; and

                    (e) that it has complied with all foreign, federal and state laws and regulations applicable to the pledge of the Collateral.

     3.2. Stock.  The number of shares of Stock of each Subsidiary being pledged
          -----
to the Secured Party is set forth on Schedule 1 hereto, which shares of Stock
                                     ----------
constitute one hundred percent (100%) of the issued and outstanding capital stock of each Subsidiary other than as disclosed in the Loan Agreement.

     3.3. Further Representations and Warranties.  The execution, delivery and
          --------------------------------------
performance of this Pledge Agreement will not violate any provisions of (i) law;
(ii) any order of any court or other agency of government applicable to the Borrower or its property; or (iii) any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Collateral.

     Section 4.     Affirmative Covenants of the Borrower.  The Borrower
                    --------------------------------------
covenants and agrees with the Secured Party that the Borrower will:

     4.1. Deliver Collateral.  Deliver to the Secured Party simultaneously with
          ------------------
the execution of this Pledge Agreement and shall continuously at all times maintain with the Secured Party during the term hereof, the Stock, including original stock certificates evidencing the Stock, and any other property the Borrower may hereafter receive with respect to the Stock, and at all times will execute and deliver such instruments as Secured Party may request in order to assign to Secured Party and confirm unto Secured Party the pledge of all rights of the Borrower arising from the ownership of the Stock. At the time of execution hereof, the number of shares of capital stock of each Subsidiary listed on Schedule 2 hereof will be pledged to the Secured Party hereunder.
          ----------
Delivery and custody of such securities will be in the manner selected by the Secured Party and shall be held by such persons as the Secured Party, in its discretion, may designate.

     4.2. Transfer Legends.  Cause the issuer of the securities constituting the
          ----------------
Collateral (a) to maintain appropriate stop transfer legends in its corporate stock record books prohibiting any attempted transfer thereof by the Borrower; and (b) to place on each of the stock certificates evidencing the Collateral a legend in form acceptable to the Secured Party to the general effect of serving to notify any third party of the Security Interest of the Secured Party in the Collateral evidenced by the particular stock certificate.

     4.3. Other Provisions.  Comply with each and every other provision of this
          ----------------
Pledge Agreement and promptly do or refrain from doing such acts as the Secured Party may request to effectuate the provisions and purposes of this Pledge Agreement.

     4.4. Representations and Warranties.  Perform such other actions as may be
          ------------------------------

necessary to ensure that all representations and warranties made hereunder shall be true and correct during the term hereof, including, but not limited to, not subjecting the Collateral to any trust, pledge, charge, option, restriction, claim, demand, security interest, lien or encumbrances of any kind or nature.
     Section 5.     Negative Covenant of Borrower.  The Borrower covenants and
                    -----------------------------
agrees with the Secured Party that it will not contract, create, assume, incur or suffer to be created, assumed or incurred or to exist any mortgage, lien, security interest, charge or encumbrance of any kind, upon, or pledge of, any of the Collateral other than Permitted Encumbrances of a type imposed by statute, or attempt to sell, transfer or convey any interest therein, and will pay or cause to be paid prior to delinquency all taxes, fees, assessments or other charges now or hereafter imposed upon the Collateral.

     Section 6.     Events of  Default.  The occurrence of any an "Event of
                    ------------------
default", as defined in the Loan Agreement, shall constitute an Event of Default hereunder.

     Section 7. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default and continuance beyond any applicable cure period set forth in the Loan Agreement, which Event of Default shall be continuing, then in addition to all other rights and remedies set forth herein:


          (a) Secured Party shall have the right from time to time, in any commercially reasonable manner, to sell, resell, assign, transfer and deliver all or any part of, or otherwise realize the value of any of the property in which the Secured Party has a Security Interest hereunder, at any brokers' board or exchange, or at public or private sale or otherwise, at the option of the Secured Party, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem proper, and in connection therewith may grant options and may impose reasonable conditions, all without (except as shall be required by any applicable statute which cannot be waived) advertisement or demand upon or notice to the Borrower or right of redemption of the Borrower, all of which are hereby expressly waived, except where any such rights cannot be waived under any applicable law;

          (b) Upon any public sale, the Secured Party may, unless prohibited by any applicable statute which cannot be waived, purchase all or any part of any such property being sold, free from and discharged of all trust, claims, rights of redemption and equities of the Borrower, which are hereby waived and released, unless preserved by any applicable statute which cannot be waived;

          (c) The Secured Party shall have the right to receive, endorse, assign or deliver in its own name or the name of the Borrower any and all checks, drafts and other instruments for the payment of money relating to the Collateral and the Borrower hereby waives notice of presentment, protest and nonpayment of any instruments so endorsed. In furtherance of the foregoing, the Borrower hereby irrevocably appoints the Secured Party, or any of its officers or designees, as the Borrower's true and lawful agent and attorney-in-fact, with power of substitution, (i) to sign the name of the Borrower to any Collateral pledged hereunder, including, but not limited to, transferring such Collateral in the name of the Secured Party or its assigns; (ii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect thereof; (iii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; (iv) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as the Secured Party may reasonably require for the purpose of protecting or maintaining the Security Interest granted to the Secured Party; (v) to vote the Collateral, or any of it, in such manner and for such purposes as Secured Party may, in its sole and absolute discretion, desire, including, but not limited to, voting to remove any or all of the then existing directors or officers of the Borrower of the respective securities and selling the assets of the Borrower on such terms as Secured Party shall desire; provided, however, unless and until an Event of Default has occurred and has continued beyond the expiration of any applicable cure period, that the foregoing shall not prohibit the Borrower from voting or collecting dividends with respect to the Collateral, and, notwithstanding anything in this Pledge Agreement to the contrary, unless and until an Event of Default has occurred and has continued beyond the expiration of any applicable cure period, the Borrower shall have and retain all voting rights, and all dividends and distributions of any nature, with respect to the Collateral; and (vi) generally to perform all other acts the Secured Party in its sole discretion deems necessary or proper to carry out the intention of this Pledge Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes, and the Borrower hereby ratifies and confirms all that the Secured Party, as such agent or attorney-in-fact, or its substitutes, shall do by virtue of this appointment and grant of power. The Borrower agrees that the Secured Party may notify the Borrower that the Collateral has been assigned to the Secured Party or of the Secured Party's security interest therein, and that the Borrower shall deal with the Secured Party directly. The Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof, including, in particular, the negligence of the Secured Party, unless the same shall happen through gross negligence or willful misconduct of the Secured Party. The Secured Party shall not, under any circumstances or any event whatsoever, unless the same shall happen through gross negligence or willful misconduct of the Secured Party, have any liability for any error or omission or delivery of any kind made in the settlement, collection or payment of any of the Collateral or of any instrument received in payment therefor or for any damage resulting therefrom. The foregoing limitation of liability shall apply regardless of whether such loss shall be caused by the negligence of the Secured Party. The costs of collection, notification and enforcement, including, but not limited to, counsel fees and out-of-pocket expenses, shall be borne solely by the Borrower, whether the same are incurred by the Secured Party or the Borrower;

          (d) The Borrower will, upon the receipt by it of any revenue, income, profits or other sums in which, or resulting from any Collateral in which a security interest is granted by this Pledge Agreement or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party in precisely the form received, and will forthwith, without any notice or demand whatsoever (all notices, demands or other actions on the part of the Secured Party being hereby expressly waived), endorse, transfer and deliver any such sums or instruments, or both, to the Secured Party for prompt application to the payment of the Obligations in a manner satisfactory to the Secured Party; and

          (e) Secured Party shall have the right to require the Borrower to notify the issuers of securities pledged hereunder or the paying agents therefor to make payments owed thereunder directly to the Secured Party, and to collect any or all accounts or proceeds, or to sell, transfer, compromise, discharge, extend or sue for the whole or any part of such accounts.

     Section 8.     Notification of Disposition.  If any notification of
                    ---------------------------
intended disposition of any property described herein or of any other intended action of Secured Party is required by any applicable law, such notification shall be deemed reasonably and properly given if mailed to the Borrower at the address set forth herein at least ten (10) Business Days before such disposition or other intended action.

     Section 9.     Remedies Cumulative.  All options, powers and rights granted
                    -------------------
to Secured Party hereunder, or under any guarantee or other document or writings delivered to Secured Party by the Borrower, shall be cumulative and shall be in addition to any other options, powers or rights which Secured Party may now or hereafter have as a secured party under the Florida Uniform Commercial Code or under any other applicable law or otherwise.

     Section 10.    Expenses, Etc.  The Borrower will reimburse the Secured
                    -------------
Party for all reasonable expenses (including reasonable expenses for legal services of every kind) of, or incidental to the enforcement of any of the provisions of, this Pledge Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect of the Collateral, by litigation or otherwise, including, but not limited to, fees and expenses of counsel for the Secured Party. All such expenses shall be secured by this Pledge Agreement.

     Section 11.    Delay.  No delay on the part of Secured Party in exercising
                    -----
any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

     Section 12.    Application of Proceeds.  All proceeds received from the
                    -----------------------
sale or other disposition of the Collateral shall be applied by the Secured Party as follows:

     First:  to the payment of all costs and expenses incurred by the Secured
     -----

Party in connection with any such sale or collection of the Collateral, including, without limitation, all court costs and the fees and expenses of counsel for the Secured Party in connection therewith, and then to the repayment of all Obligations and the payment of all costs and expenses paid or incurred by the Secured Party in connection with this Pledge Agreement, or the exercise of any right or remedy hereunder or thereunder, to the extent that such advances, costs and expenses shall not have been paid to the Secured Party upon its demand therefor;

     Lastly:  the balance, if any, of such proceeds remaining after payment in
     ------
full of the foregoing items to the Borrower.

     Section 13.    Obligation to Sell.  Secured Party shall have no obligation
                    ------------------
to sell or otherwise realize upon any of the Collateral as authorized herein, and shall not be responsible for any failure to do so or for any delay in so doing.

     Section 14.    Secured Party's Duty of Care.  Secured Party's duty with
                    ----------------------------
respect to the Collateral shall be solely to use reasonable care in the physical custody and physical preservation of such Collateral in its possession and Secured Party shall not be obligated to take any steps necessary to preserve any rights in any of such property against third parties and the Borrower agrees to take such steps.

     The Secured Party shall have no responsibility for ascertaining, nor for informing the Borrower with respect to, nor be required to take any action concerning, any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the property of the Borrower (whether or not the Secured Party has, or is deemed to have, knowledge of any of the aforesaid), provided that the Secured Party shall endeavor to take such action as may be requested or authorized by the Borrower if the Secured Party determines, in its sole discretion, that such action will not in any way adversely affect the value of the Collateral or the ability of the Secured Party to realize upon the value of such Collateral.

     The Secured Party shall not be bound to take any steps necessary to preserve any rights in any of the property of the Borrower against prior parties who may be liable in connection therewith.

     Section 15.    Further Assurances.  The Borrower agrees to do or refrain
                    ------------------
from doing any and all such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may, in its sole and absolute discretion, at any time request in connection with the administration and enforcement of this Pledge Agreement, or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its respective rights and remedies hereunder.

     Section 16.    Rights and Remedies of the Borrower.  Subject to the terms
                    -----------------------------------
hereof, the Borrower shall have all the rights and remedies of a debtor both before and after the occurrence of any Event of Default described herein provided in the Uniform Commercial Code in force in the State of Florida at the date of execution of this Pledge Agreement.

     Section 17.    Miscellaneous.
                    -------------

          17.1.     Amendment.  Neither this Pledge Agreement nor any provision
                    ---------
hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

          17.2.     Notices.  Any notice, demand or other communication required
                    -------
to or permitted to be given or made hereunder in writing, shall be deemed given or made when (a) delivered in person; (b) five (5) days after such communication is posted in the mails; or (c) one (1) day after such communication is sent by a nationally recognized overnight courier service. Such communications shall be addressed as follows:

     If to the Secured Party:      First Union National Bank of Florida
                                   200 East Broward Boulevard
                                   Ft. Lauderdale, Florida  33301
                                   Attn:  Mr. M. Walker Duvall, Vice President

     With a copy to:               Mershon, Sawyer, Johnston,
                                      Dunwody & Cole
                                   Suite 4500
                                   First Union Financial Center
                                   200 South Biscayne Boulevard
                                   Miami, Florida  33131-2387
                                   ATTN:  Douglas F. Darbut, Esq.

     If to the Borrower to:        Computer Products, Inc.
                                   7900 Glades Road
                                   Suite 500
                                   Boca Raton, Florida  33434
                                   Attn:  Mr. Richard Thompson

                                   With a copy to:
                                   Hertzog, Calamari & Gleason
                                   100 Park Avenue
                                   New York New York  10017
                                   ATTN:  John D. Vaughn

or at such other address or addresses as the party addressed may from time to time designate in writing. Any communication dispatched by telegram shall be confirmed by letter.

          17.3.     Governing Law.  This Pledge Agreement shall be construed in
                    -------------
accordance with, and be governed by the laws of the State of Florida.

          17.4.     Benefit.  This Pledge Agreement shall inure to the benefit
                    -------
of and be binding upon the parties hereto and their respective successors and assigns.

          17.5.     Survival of Representations.  All covenants, agreements,
                    ---------------------------
representations and warranties made herein or in any certificate delivered pursuant hereto shall survive the execution and delivery to Secured Party of this Pledge Agreement and shall continue in full force and effect so long as any indebtedness or Obligation by the Borrower to Secured Party is outstanding or unpaid.

          17.6.     Severability.  Each section, subsection, and lesser section
                    ------------
of this Pledge Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Pledge Agreement shall finally be determined to be unlawful, or otherwise not binding on any party hereto, such provision shall be deemed severed from this Pledge Agreement, but every other provision of this Pledge Agreement shall remain in full force and effect.

          17.7.     Headings.  The headings in this Pledge Agreement are
                    --------
intended solely for convenience of reference and shall be given no effect in the structural interpretation of this Pledge Agreement.

          17.8.     Counterparts.  This Pledge Agreement may be executed in two
                    ------------
or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement.

          17.9.     Termination of Security Interest.  Upon the earlier to occur
                    --------------------------------
of: (a) (i) payment and/or satisfaction of all Obligations, and (ii) proof satisfactory to Secured Party that there are no pending actions or threats of actions for which either Secured Party could possibly be responsible or included as a party; or (b) upon satisfaction of the conditions set forth in Section 3.8 of the Loan Agreement, unless there exists an Event of Default, the Secured Party shall release the Security Interests provided for in this Pledge Agreement with respect to the Collateral. In furtherance of the foregoing, the Secured Party shall execute such termination statements as shall be prepared and so requested to be executed by the Borrower.

          17.10.    Waiver of Jury Trial.  THE SECURED PARTY AND THE BORROWER
                    --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER THEY OR
                                                ------------------------------
THEIR SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY
- ----------------------------------------------------------------------------
JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN
- ----
CONNECTION WITH THE CONTRACT AND ANY AGREEMENTS CONTEMPLATED HEREBY TO BE EXECUTED, OR IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR ORAL) OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY AND THE BORROWER ENTERING INTO THIS PLEDGE AGREEMENT AND THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, the parties has caused their signatures to be affixed to this Pledge Agreement as of the day first above written.

                                   COMPUTER PRODUCTS, INC.

                                   By: RICHARD THOMPSON
                                       ----------------
                                       RICHARD THOMPSON
                                   Its: Vice President

                                   FIRST UNION NATIONAL BANK OF FLORIDA
                                   By: M. WALKER DUVALL
                                       ----------------
                                       M. WALKER DUVALL
                                   Its: Vice President

                                  EXHIBIT C-2


                                PLEDGE AGREEMENT
                                ----------------

     This Pledge Agreement, dated as of April 4, 1995, is made and entered into at Nassau, Bahamas by and between Power Products Ltd., a Cayman Island Corporation (the "Pledgor"), and First Union National Bank of Florida, a national banking association (the "Secured Party").

                                R E C I T A L S:
                                ---------------

          A. Pursuant to that certain Loan Agreement dated of even date herewith between Computer Products, Inc. (the "Borrower") and Secured Party (the "Loan Agreement"), Secured Party has extended credit to the Borrower.

          B.   Such credit is evidenced by (i) that certain Credit Facility A
Note in the maximum principal amount of $25,000,000.00 from the Borrower made payable to the order of Secured Party (the "Credit Facility A Note"); and (ii) that certain Credit Facility B Note in the original principal amount of $20,000,000.00 from the Borrower made payable to the order of Secured Party (the "Credit Facility B Note").

          C. In order to secure the Obligations (as hereinafter defined) of the under the Loan Agreement, the agreed to cause the Pledgor, which is controlled by Borrower and who will benefit from the loan being extended from the Secured Party to the Borrower, to grant to Secured Party the Security Interest (as hereinafter defined) contemplated hereby, and to execute and deliver the Guaranty to the Bank of even date herewith (the "Guaranty").

          D. Except as disclosed in the Loan Agreement, Pledgor owns one hundred percent (100%) of the issued and outstanding capital stock (the "Stock") of each of the entities listed on Schedule 1 hereto (the "Subsidiaries).
                                  ----------
     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.     Definitions.  Unless the context otherwise requires, the
                    -----------
defined terms used herein shall have the meanings as indicated below:

     "Business Day" shall mean any day other than a Saturday, Sunday or U.S. legal holiday.

     "Collateral" shall mean the securities required to be delivered by the Pledgor pursuant to Section 4.1 hereof together with any other securities which the Pledgor is required to deliver to the Secured Party hereunder or under the Loan Agreement, including the Stock, together with the Proceeds (as hereinafter defined) thereof, as security for payment of the Obligations, including the Secured Party's rights hereunder.

     "Obligations" shall mean (i) the obligations of the Borrower under the Loan Agreement, the Credit Facility A Note and the Credit Facility B Note, and the obligations of the Borrower under any interest rate swap, cap, collar or floor entered into with the Secured Party; and (ii) the obligation of the Pledgor under the Guaranty.

     "Proceeds" shall mean whatever is received when any of the Collateral is sold, exchanged, leased, collected or otherwise disposed of, including cash, payment of money, chattel paper, security agreements and other documents.
     "Security Interest" shall mean all security interests (including, without limitation, security interests within the meaning of the Uniform Commercial Code as in effect in applicable jurisdictions), liens and other interests in the Collateral which, directly or indirectly, secure payment in full of the Obligations, continuing in full force and effect until the termination of the Security Interest as provided hereinafter.

     Section 2.     Creation of Security Interest.  To secure payment of the
                    -----------------------------
Obligations of whatever kind and whenever or however created or incurred, the Pledgor hereby grants, bargains, hypothecates, assigns, transfers, sets over to the Secured Party, a first priority security interest in and to the Collateral. Until termination of the Security Interest as provided in hereinafter, the pledge, assignment, transfer, setting over, conveyance and delivery of, and security interest in, all the Collateral hereby shall continue in full force and effect.

     Section 3.     Representations and Warranties.  The Pledgor represents and
                    ------------------------------
warrants to the Secured Party, as follows:

          3.1. Collateral.
               -----------

                    (a) that it has all right, title, and interest in and to the Collateral, and that the Pledgor shall warrant and defend the Secured Party's Security Interest against the claims of all persons whomsoever;

                    (b) that the Collateral is not subject to any trust, pledge, charge, option, restriction, claim, demand, security interest, lien or encumbrance or any kind or nature and the Pledgor has not disposed of any interest in the Collateral;

                    (c) that the Pledgor has full right, power and lawful authority to transfer, convey, assign and pledge the Collateral to the Secured Party;

                    (d) that this Pledge Agreement creates and constitutes and will at all times constitute a valid, direct and paramount security interest in the Collateral; and

                    (e) that it has complied with all foreign, federal and state laws and regulations applicable to the pledge of the Collateral.

          3.2. Stock.  The number of shares of Stock of each Subsidiary being
               -----
pledged to the Secured Party is set forth on Schedule 1 hereto, which shares of
                                             ----------
Stock constitute one hundred percent (100%) of the issued and outstanding capital stock of each Subsidiary other than as disclosed in the Loan Agreement.

          3.3. Further Representations and Warranties.  The execution, delivery
               --------------------------------------
and performance of this Pledge Agreement will not violate any provisions of (i) law; (ii) any order of any court or other agency of government applicable to the Pledgor or its property; or (iii) any indenture, agreement or other instrument to which the Pledgor is a party or by which the Pledgor or any of its properties is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Collateral.

     Section 4.     Affirmative Covenants of the Pledgor.  The Pledgor covenants
                    ------------------------------------
and agrees with the Secured Party that the Pledgor will:

          4.1. Deliver Collateral.  Deliver to the Secured Party simultaneously
               ------------------
with the execution of this Pledge Agreement and shall continuously at all times maintain with the Secured Party during the term hereof, the Stock, including original stock certificates evidencing the Stock, and any other property the Pledgor may hereafter receive with respect to the Stock, and at all times will execute and deliver such instruments as Secured Party may request in order to assign to Secured Party and confirm unto Secured Party the pledge of all rights of the Pledgor arising from the ownership of the Stock. At the time of execution hereof, the number of shares of capital stock of each Subsidiary listed on Schedule 1 hereof will be pledged to the Secured Party hereunder.
          ----------

Delivery and custody of such securities will be in the manner selected by the Secured Party and shall be held by such persons as the Secured Party, in its discretion, may designate.

          4.2. Transfer Legends.  Cause the issuer of the securities
               ----------------
constituting the Collateral (a) to maintain appropriate stop transfer legends in its corporate stock record books prohibiting any attempted transfer thereof by the Pledgor; and (b) to place on each of the stock certificates evidencing the Collateral a legend in form acceptable to the Secured Party to the general effect of serving to notify any third party of the Security Interest of the Secured Party in the Collateral evidenced by the particular stock certificate.

          4.3. Other Provisions.  Comply with each and every other provision of
               ----------------
this Pledge Agreement and promptly do or refrain from doing such acts as the Secured Party may request to effectuate the provisions and purposes of this Pledge Agreement.

          4.4. Representations and Warranties.  Perform such other actions as
               ------------------------------
may be necessary to ensure that all representations and warranties made hereunder shall be true and correct during the term hereof, including, but not limited to, not subjecting the Collateral to any trust, pledge, charge, option, restriction, claim, demand, security interest, lien or encumbrances of any kind or nature.
     Section 5.     Negative Covenant of Pledgor.  The Pledgor covenants and
                    ----------------------------
agrees with the Secured Party that it will not contract, create, assume, incur or suffer to be created, assumed or incurred or to exist any mortgage, lien, security interest, charge or encumbrance of any kind, upon, or pledge of, any of the Collateral other than Permitted Encumbrances of a type imposed by statute, or attempt to sell, transfer or convey any interest therein, and will pay or cause to be paid prior to delinquency all taxes, fees, assessments or other charges now or hereafter imposed upon the Collateral.

     Section 6.     Events of Default.  The occurrence of any an "Event of
                    -----------------
Default", as defined in the Loan Agreement, shall constitute an Event of Default hereunder.

     Section 7. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default and continuance beyond any applicable cure period set forth in the Loan Agreement, which Event of Default shall be continuing, then in addition to all other rights and remedies set forth herein:

          (a) Secured Party shall have the right from time to time, in any commercially reasonable manner, to sell, resell, assign, transfer and deliver all or any part of, or otherwise realize the value of any of the property in which the Secured Party has a Security Interest hereunder, at any brokers' board or exchange, or at public or private sale or otherwise, at the option of the Secured Party, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem proper, and in connection therewith may grant options and may impose reasonable conditions, all without (except as shall be required by any applicable statute which cannot be waived) advertisement or demand upon or notice to the Pledgor or right of redemption of the Pledgor, all of which are hereby expressly waived, except where any such rights cannot be waived under any applicable law;

          (b) Upon any public sale, the Secured Party may, unless prohibited by any applicable statute which cannot be waived, purchase all or any part of any such property being sold, free from and discharged of all trust, claims, rights of redemption and equities of the Pledgor, which are hereby waived and released, unless preserved by any applicable statute which cannot be waived;

          (c) The Secured Party shall have the right to receive, endorse, assign or deliver in its own name or the name of the Pledgor any and all checks, drafts and other instruments for the payment of money relating to the Collateral and the Pledgor hereby waives notice of presentment, protest and nonpayment of any instruments so endorsed. In furtherance of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party, or any of its officers or designees, as the Pledgor's true and lawful agent and attorney-in-fact, with power of substitution, (i) to sign the name of the Pledgor to any Collateral pledged hereunder, including, but not limited to, transferring such Collateral in the name of the Secured Party or its assigns; (ii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect thereof; (iii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; (iv) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as the Secured Party may reasonably require for the purpose of protecting or maintaining the Security Interest granted to the Secured Party; (v) to vote the Collateral, or any of it, in such manner and for such purposes as Secured Party may, in its sole and absolute discretion, desire, including, but not limited to, voting to remove any or all of the then existing directors or officers of the Pledgor of the respective securities and selling the assets of the Pledgor on such terms as Secured Party shall desire; provided, however, unless and until an Event of Default has occurred and has continued beyond the expiration of any applicable cure period, that the foregoing shall not prohibit the Pledgor from voting or collecting dividends with respect to the Collateral, and, notwithstanding anything in this Pledge Agreement to the contrary, unless and until an Event of Default has occurred and has continued beyond the expiration of any applicable cure period, the Pledgor shall have and retain all voting rights, and all dividends and distributions of any nature, with respect to the Collateral; and (vi) generally to perform all other acts the Secured Party in its sole discretion deems necessary or proper to carry out the intention of this Pledge Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes, and the Pledgor hereby ratifies and confirms all that the Secured Party, as such agent or attorney-in-fact, or its substitutes, shall do by virtue of this appointment and grant of power. The Pledgor agrees that the Secured Party may notify the Pledgor that the Collateral has been assigned to the Secured Party or of the Secured Party's security interest therein, and that the Pledgor shall deal with the Secured Party directly. The Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof, including, in particular, the negligence of the Secured Party, unless the same shall happen through gross negligence or willful misconduct of the Secured Party. The Secured Party shall not, under any circumstances or any event whatsoever, unless the same shall happen through gross negligence or willful misconduct of the Secured Party, have any liability for any error or omission or delivery of any kind made in the settlement, collection or payment of any of the Collateral or of any instrument received in payment therefor or for any damage resulting therefrom. The foregoing limitation of liability shall apply regardless of whether such loss shall be caused by the negligence of the Secured Party. The costs of collection, notification and enforcement, including, but not limited to, counsel fees and out-of-pocket expenses, shall be borne solely by the Pledgor, whether the same are incurred by the Secured Party or the Pledgor;

          (d) The Pledgor will, upon the receipt by it of any revenue, income, profits or other sums in which, or resulting from any Collateral in which a security interest is granted by this Pledge Agreement or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party in precisely the form received, and will forthwith, without any notice or demand whatsoever (all notices, demands or other actions on the part of the Secured Party being hereby expressly waived), endorse, transfer and deliver any such sums or instruments, or both, to the Secured Party for prompt application to the payment of the Obligations in a manner satisfactory to the Secured Party; and

          (e) Secured Party shall have the right to require the Pledgor to notify the issuers of securities pledged hereunder or the paying agents therefor to make payments owed thereunder directly to the Secured Party, and to collect any or all accounts or proceeds, or to sell, transfer, compromise, discharge, extend or sue for the whole or any part of such accounts.

     Section 8.     Notification of Disposition.  If any notification of
                    ---------------------------
intended disposition of any property described herein or of any other intended action of Secured Party is required by any applicable law, such notification shall be deemed reasonably and properly given if mailed to the Pledgor at the address set forth herein at least ten (10) Business Days before such disposition or other intended action.

     Section 9.     Remedies Cumulative.  All options, powers and rights granted
                    -------------------
to Secured Party hereunder, or under any guarantee or other document or writings delivered to Secured Party by the Pledgor, shall be cumulative and shall be in addition to any other options, powers or rights which Secured Party may now or hereafter have as a secured party under the Florida Uniform Commercial Code or under any other applicable law or otherwise.

     Section 10.    Expenses, Etc.  The Pledgor will reimburse the Secured Party
                    -------------
for all reasonable expenses (including reasonable expenses for legal services of every kind) of, or incidental to the enforcement of any of the provisions of, this Pledge Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect of the Collateral, by litigation or otherwise, including, but not limited to, fees and expenses of counsel for the Secured Party. All such expenses shall be secured by this Pledge Agreement.

     Section 11.    Delay.  No delay on the part of Secured Party in exercising
                    -----
any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

     Section 12. Application of Proceeds. All proceeds received from the sale or other disposition of the Collateral shall be applied by the Secured Party as follows:

     First:  to the payment of all costs and expenses incurred by the Secured
     -----
Party in connection with any such sale or collection of the Collateral, including, without limitation, all court costs and the fees and expenses of counsel for the Secured Party in connection therewith, and then to the repayment of all Obligations and the payment of all costs and expenses paid or incurred by the Secured Party in connection with this Pledge Agreement, or the exercise of any right or remedy hereunder or thereunder, to the extent that such advances, costs and expenses shall not have been paid to the Secured Party upon its demand therefor;

     Lastly:  the balance, if any, of such proceeds remaining after payment in
     ------
full of the foregoing items to the Pledgor.

     Section 13.    Obligation to Sell.  Secured Party shall have no obligation
                    ------------------
to sell or otherwise realize upon any of the Collateral as authorized herein, and shall not be responsible for any failure to do so or for any delay in so doing.

     Section 14.    Secured Party's Duty of Care.  Secured Party's duty with
                    ----------------------------
respect to the Collateral shall be solely to use reasonable care in the physical custody and physical preservation of such Collateral in its possession and Secured Party shall not be obligated to take any steps necessary to preserve any rights in any of such property against third parties and the Pledgor agrees to take such steps.

     The Secured Party shall have no responsibility for ascertaining, nor for informing the Pledgor with respect to, nor be required to take any action concerning, any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the property of the Pledgor (whether or not the Secured Party has, or is deemed to have, knowledge of any of the aforesaid), provided that the Secured Party shall endeavor to take such action as may be requested or authorized by the Pledgor if the Secured Party determines, in its sole discretion, that such action will not in any way adversely affect the value of the Collateral or the ability of the Secured Party to realize upon the value of such Collateral.

     The Secured Party shall not be bound to take any steps necessary to preserve any rights in any of the property of the Pledgor against prior parties who may be liable in connection therewith.

     Section 15.    Further Assurances.  The Pledgor agrees to do or refrain
                    ------------------
from doing any and all such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may, in its sole and absolute discretion, at any time request in connection with the administration and enforcement of this Pledge Agreement, or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its respective rights and remedies hereunder.

     Section 16.    Rights and Remedies of the Pledgor.  Subject to the terms
                    ----------------------------------
hereof, the Pledgor shall have all the rights and remedies of a debtor both before and after the occurrence of any Event of Default described herein provided in the Uniform Commercial Code in force in the State of Florida at the date of execution of this Pledge Agreement.

     Section 17.    Miscellaneous.
                    -------------

          17.1.     Amendment.  Neither this Pledge Agreement nor any provision
                    ---------
hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

          17.2.     Notices.  Any notice, demand or other communication required
                    -------
to or permitted to be given or made hereunder in writing, shall be deemed given or made when (a) delivered in person; (b) five (5) days after such communication is posted in the mails; or (c) one (1) day after such communication is sent by a nationally recognized overnight courier service. Such communications shall be addressed as follows:

     If to the Secured Party:      First Union National Bank of Florida
                                   200 East Broward Boulevard
                                   Ft. Lauderdale, Florida  33301
                                   Attn:  Mr. M. Walker Duvall, Vice President

     With a copy to:               Mershon, Sawyer, Johnston,
                                      Dunwody & Cole
                                   Suite 4500
                                   First Union Financial Center
                                   200 South Biscayne Boulevard
                                   Miami, Florida  33131-2387
                                   ATTN:  Douglas F. Darbut, Esq.

     If to the Pledgor to:         c/o Power Products Ltd.
                                   Computer Products, Inc.
                                   7900 Glades Road
                                   Suite 500
                                   Boca Raton, Florida  33434
                                   Attn:  Mr. Richard Thompson
                                   With a copy to:
                                   Hertzog, Calamari & Gleason
                                   100 Park Avenue
                                   New York New York  10017
                                   ATTN:  John D. Vaughn

or at such other address or addresses as the party addressed may from time to time designate in writing. Any communication dispatched by telegram shall be confirmed by letter.

          17.3.     Governing Law.  This Pledge Agreement shall be construed in
                    -------------
accordance with, and be governed by the laws of the State of Florida.

          17.4.     Benefit.  This Pledge Agreement shall inure to the benefit
                    -------
of and be binding upon the parties hereto and their respective successors and assigns.

          17.5.     Survival of Representations.  All covenants, agreements,
                    ---------------------------
representations and warranties made herein or in any certificate delivered pursuant hereto shall survive the execution and delivery to Secured Party of this Pledge Agreement and shall continue in full force and effect so long as any indebtedness or Obligation by the Pledgor to Secured Party is outstanding or unpaid.

          17.6.     Severability.  Each section, subsection, and lesser section
                    ------------
of this Pledge Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Pledge Agreement shall finally be determined to be unlawful, or otherwise not binding on any party hereto, such provision shall be deemed severed from this Pledge Agreement, but every other provision of this Pledge Agreement shall remain in full force and effect.

          17.7.     Headings.  The headings in this Pledge Agreement are
                    --------
intended solely for convenience of reference and shall be given no effect in the structural interpretation of this Pledge Agreement.

          17.8.     Counterparts.  This Pledge Agreement may be executed in two
                    ------------
or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement.

          17.9.     Termination of Security Interest.  Upon the earlier to occur
                    --------------------------------
of: (a) (i) payment and/or satisfaction of all Obligations, and (ii) proof satisfactory to Secured Party that there are no pending actions or threats of actions for which either Secured Party could possibly be responsible or included as a party; or (b) upon satisfaction of the conditions set forth in Section 3.8 of the Loan Agreement, unless there exists an Event of Default, the Secured Party shall release the Security Interests provided for in this Pledge Agreement with respect to the Collateral. In furtherance of the foregoing, the Secured Party shall execute such termination statements as shall be prepared and so requested to be executed by the Pledgor.

          17.10.    Waiver of Jury Trial.  THE SECURED PARTY AND THE PLEDGOR
                    --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER THEY OR
                                                ------------------------------
THEIR SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY
- ----------------------------------------------------------------------------
JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN
- ----
CONNECTION WITH THE CONTRACT AND ANY AGREEMENTS CONTEMPLATED HEREBY TO BE EXECUTED, OR IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR ORAL) OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY AND THE PLEDGOR ENTERING INTO THIS PLEDGE AGREEMENT AND THE LOAN AGREEMENT IN THE CASE OF SECURED PARTY, AND THE GUARANTY, IN THE CASE OF THE PLEDGOR.

     IN WITNESS WHEREOF, the parties has caused their signatures to be affixed to this Pledge Agreement as of the day first above written.

                                   POWER PRODUCTS LTD.

                                   By: RICHARD THOMPSON
                                       ----------------
                                      RICHARD THOMPSON
                                   Its: Vice President

                                   FIRST UNION NATIONAL BANK OF FLORIDA
                                   By: M. WALKER DUVALL
                                       ----------------
                                      M. WALKER DUVALL
                                   Its: Vice President

                                   EXHIBIT D


                             UNCONDITIONAL GUARANTY
                             ----------------------

                                        April 4, 1995
                                        (Date of Execution and Delivery)

                                        Nassau, Bahamas
                                        (Place of Execution and Delivery)

OBLIGOR:            Computer Products, Inc.

GUARANTORS:         Those entities listed on Schedule 1 hereto
                                             ----------


OBLIGEE:            First Union National Bank of Florida

OBLIGEE'S ADDRESS:  First Union Financial Center, 200 East Broward Boulevard
                    Ft. Lauderdale, Florida  33301

     WHEREAS, the above OBLIGOR (hereinafter termed "Customer") desires to obtain extensions of credit and/or a continuation of credit extensions and/or to engage in business transactions and enter into various contractual relationships with, and otherwise to deal with Obligee, and Obligee is unwilling to do so, unless it receives an unconditional and continuing, joint and several guaranty from the above identified, undersigned GUARANTORS (hereinafter collectively termed "Guarantors"), covering all Obligations of Customer, (as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, and in order to induce First Union National Bank of Florida, or any affiliate thereof (individually and collectively referred to herein variously as "FUNB" or "Obligee"), from time to time, in its sole discretion to extend or continue to extend credit (with or without security) to and/or to engage in business transactions and enter into various contractual relationships with Customer, (without limiting the generality of the foregoing, this Unconditional Guaranty is being given in order to induce FUNB to lease and/or sell real, personal and/or mixed property to Customer, to enter into agreements or understandings with the Customer and/or third parties at the request of the Customer involving transactions commonly known as a hedge, currency exchange, swap, cap, collar, or derivative product, to purchase or discount any Acceptances, Accounts, Chattel Paper, checks, Contracts, Contract Rights, Drafts, General Intangibles, Instruments, Investment Securities, Land Contracts, Purchase Money Security Agreements (Conditional Sale Contracts of real and/or personal property), Real and/or Personal Property Leases, Reimbursement Agreement or any other instruments or evidences of indebtedness (with or without recourse) upon which Customer, jointly or severally, is or may be liable as maker, co-maker, indorser, acceptor, guarantor, surety or otherwise to deal with Customer, Guarantors, jointly and severally, hereby absolutely and unconditionally guarantee to FUNB and its successors and assigns, the due and punctual payment of all liabilities and obligations and performance of all other duties of said Customer to FUNB without limitation as to amount, whether primary or secondary (whether by way of indorsement or otherwise), whether now existing or hereafter arising, whether matured or unmatured; whether absolute or contingent; whether joint or several, as and when the same become due and payable (whether by acceleration or otherwise), in accordance with the terms of any such instruments, accounts receivable and other security agreements, land and/or other contracts, hedge, currency exchange, swap, hedge, cap, collar, or derivative agreement, drafts, leases, chattel paper, overdrafts on deposit accounts, debts, obligations or liabilities evidencing any such indebtedness obligations or liabilities, including all renewals, extensions and/or modifications thereof (all liabilities and obligations of the Customer to FUNB, or any Guarantor to FUNB as a result of such credit extensions including all of the foregoing, being hereinafter collectively termed Obligations of Customer).

     This Unconditional Guaranty is intended to supplement and is in addition to any other guaranties previously granted to FUNB.

     Further, whether or not suit is brought by FUNB to acquire possession of any collateral of Guarantors or Customer or to enforce collection of any unpaid balance(c) hereunder, each Guarantor expressly hereby agrees to pay all legal expenses and the reasonable attorney's fees (including those relative to appellate proceedings, if any) actually incurred by FUNB.

     In order to implement the foregoing and as additional inducements to FUNB, each Guarantor further covenants and agrees:

     1. This Unconditional Guaranty is and shall remain an unconditional and continuing guaranty of payment and performance and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of Customer with FUNB and shall apply to and guarantee the due and punctual payment of all Obligations of Customer due by Customer to FUNB. To that end, each Guarantor hereby expressly waives any right to require FUNB to bring any action against Customer or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of FUNB in favor of Customer or any other person(s). Each Guarantor acknowledges that its liabilities and obligations hereunder are primary rather than secondary, recognizing that Customer is first above identified as "OBLIGOR" and undersigned are identified first above as "GUARANTORS", solely for convenience in identification of the parties involved in this Unconditional Guaranty and in the obligation being secured hereby. To that end and without limiting the generality of the foregoing, each undersigned Guarantor herewith expressly waives any rights he otherwise might have had under provisions of the law of Florida or North Carolina or other jurisdiction to require FUNB to attempt to recover against Customer and/or to realize upon any securities or collateral security which FUNB holds for the obligation evidenced or secured hereby. However, any Guarantor hereunder may, by a written notice given to FUNB in the manner provided in Section 2 hereof, terminate this Unconditional Guaranty with respect to all Obligations of Customer incurred or contracted by Customer, acquired by FUNB or otherwise arising more than three (3) "banking days" (as defined in Uniform Commercial Code of the state of FUNB's office as set forth herein) after the date on which such written notice is so delivered to or received by said FUNB officer. However, nothing herein shall be construed to allow any Guarantor to terminate this Unconditional Guaranty as to any obligations of Customer then existing or arising subsequent to receipt by FUNB of said notice, if the obligations of Customer are a result of a commitment, agreement, obligation, contingent obligation, or potential exposure of FUNB entered into before receiving the notice, or are a result of advances or payments which FUNB had become obligated to pay prior to receipt of such notice or advances which are necessary for FUNB to protect its collateral or otherwise preserve its interests, or as otherwise provided in Paragraph 7 hereof.

     2. TIME IS OF THE ESSENCE HEREOF. All notices, demands, requests, consents or other communications required or permitted to be given or made under this Unconditional Guaranty in writing, shall be deemed given or made when delivered in person, five (5) days after such communication is posted in the mails, or one (1) day after such communication is sent by a nationally recognized overnight delivery service. Any notice(s) to Guarantor shall be given, to the Guarantors and FUNB at the addresses set forth in the Loan Agreement, which addresses may be changed by any of the parties hereto by giving notice to the other parties in accordance with this Section.

     3. This Unconditional Guaranty constitutes the entire agreement between the parties, and no waivers or modifications shall be valid unless they are reduced to writing, duly executed by the party to be charged thereby, and expressly approved in writing by a duly authorized officer of FUNB.

     4. If any process is issued or ordered to be served upon FUNB, seeking to seize Customer's and/or Guarantors' right and/or interests in any deposit or other account(s) maintained with FUNB, the balance(s) in any such account(s) shall immediately be deemed to have been and shall be set-off against any and all Obligations of Customer and/or all obligations and liabilities of Guarantors hereunder, as of the time of the issuance of any such writ or process; whether or not Customer, Guarantors and/or FUNB shall then have been served therewith.

     5. All moneys available to and/or received by FUNB for application toward payment of (or reduction of) the Obligations of Customer may be applied by FUNB to such individual debt(s) in such manner, and apportioned in such amount(s) and at such time(s), as FUNB, in its sole discretion, may deem suitable or desirable.

     6. As security for any and all liabilities of each Guarantor hereunder, now existing or hereafter arising, or otherwise, each Guarantor hereby grants FUNB the right to retain a security interest in any and all moneys or other property (i.e. goods and merchandise, as well as all documents relative thereto; also, funds, investment securities, choses in action and any right, title or interest of each Guarantor therein or thereto) and/or the proceeds thereof, which have been or may hereafter be deposited or left with FUNB (or with any agent or other third party acting on FUNB's behalf) by or for the account or credit of undersigned Guarantors, including (without limitation of the foregoing), any property in which any Guarantor may have any interest. Further where any money is due FUNB hereunder, FUNB is herewith authorized to exercise its right of set-off, or bank lien as to any moneys deposited in demand, checking, time, savings, or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Said right of Set-Off shall also be applicable and exercised by FUNB, in its sole discretion, where FUNB is indebted to any Guarantor by reason of any Certificate(s) of Deposit, Bond(s), Note(s) or otherwise.

     7. Each Guarantor acknowledges that any termination of liability hereunder, as provided for in Paragraph 1, supra, shall not release any Guarantor from full liability for Obligations of Customer hereby guaranteed and then in existence or from any renewal(s) or extension(s) thereof in whole or in part, whether such renewals or extensions are made before or after the effective date of such termination and with or without notice to Guarantors.

     8. Each Guarantor agrees that its liability hereunder shall not be diminished by any failure on the part of FUNB to perfect (by filing, recording, or otherwise) any security interest(s) it may have in any property securing this Unconditional Guaranty and/or the Obligations of Customer secured hereby and hereunder.
     9. Each Guarantor further hereby consents and agrees that FUNB may at any time, or from time to time, in its sole discretion: (i) extend or change the time of payment, and/or any the manner, place or terms of payment of any or all of the Obligations of Customer; (ii) exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is or may hereafter be held by it in connection with or any of the Obligations of Customer and/or any liabilities or obligations of Guarantors hereunder, (iii) sell or otherwise dispose of and/or purchase all or any of such collateral at public or private sale, or to or through any Investment Securities Broker, and after deducting all costs and expenses of every kind for collection, preparation for sale, or delivery, the net proceeds of any such sale(s) or other disposition may be applied by FUNB upon all or any of the Obligations of Customer; and (iv) release any endorser of the Obligations of Customer or any Guarantor thereof, with or without consideration and without notice to or further assent from any Guarantor, it being agreed that each Guarantor shall be and remain bound upon this Unconditional Guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale or other disposition, application, renewal or extension and notwithstanding also that the Obligations of Customer may at any time(s) exceed the aggregate principal sum hereinabove prescribed (if any such limiting sum appears). Further, this Unconditional Guaranty shall not be construed to impose any obligation of FUNB to extend or continue to extend credit or otherwise deal with Customer at any time.

     10. This Unconditional Guaranty covers all Obligations of Customer purporting to be created or undertaken on behalf of such organization by any officer of such organization, without regard to the actual authority of any such officer, whether or not corporate resolutions proper or otherwise, are given by any corporate Customer to FUNB, and/or whether or not such purported organizations are legally chartered or organized.

     11. In consideration of FUNB's extension of credit and/or engaging in a business transaction with the Customer in FUNB's sole discretion, each Guarantor hereby agrees upon the occurrence of an Event of Default (as defined herein):

          (a) To subordinate, and by this Unconditional Guaranty does subordinate, debts now or hereafter owed by Customer to any Guarantor to any and all debts of Customer to FUNB now or hereafter existing while this Unconditional Guaranty is in effect.

          (b) Every note evidencing any part of the subordinated debt and every ledger page relating thereto will bear a legend which will indicate this subordination.

          (c) No Guarantor will request or accept payment of or any security for any part of the subordinated debt, and if all or any part of it should be paid to any Guarantor, through error or otherwise, such Guarantor will immediately forward every such payment to FUNB in the form received, properly endorsed to the order of FUNB, to apply on any debt then owing to FUNB by the Customer. This subordination shall continue in full force and effect as long as this Unconditional Guaranty is in effect.

          (d) Each Guarantor further agrees that it will not assert any right to which it may be or become entitled, whether by subrogation, contribution or otherwise against Customer or any of the other Guarantors or any of their respective properties, by reason of the performance of the undersigned of its obligations under this Unconditional Guaranty, except after payment in full of all amounts (including costs and expenses) which may become payable in respect of or under the Obligations of Customer. Each Guarantor hereby subordinates any and all indebtedness of Customer now or hereafter owed to any Guarantor, to all indebtedness of Customer to FUNB and agrees with FUNB that no Guarantor shall demand or accept any payment of principal or interest from Customer, shall not claim any offset or other reduction of any Guarantor's obligations hereunder because of such indebtedness and shall not take any action to obtain any of the security described in and encumbered by any instruments securing payment of the Obligations of Customer.

     12. This Unconditional Guaranty shall be binding upon each Guarantor, and the heirs, executors, administrators, successors and assigns of Guarantor, and it shall inure to the benefit of, and be enforceable by FUNB, and its successors, transferees and assigns. It further shall be deemed to have been made under and shall be governed by the laws of the State of Florida in all respects, including matters of construction, validity and performance.

     13. Further, all terms or expressions contained herein which are defined in the Uniform Commercial Code of the State of Florida shall have the same meaning as in said Articles of said Code.

     14. No waiver by FUNB of any default(s) by any Guarantor or Customer shall operate as a waiver of any other default or of the same default on a future occasion. The undersigned Guarantors are jointly and severally obligated hereunder. Further, use of the masculine or neuter pronoun herein shall include the masculine, feminine and neuter, and also the plural. The term "Guarantor", as used herein, shall (if signed by more than one person) mean the "Guarantors and each of them." If any Guarantor shall be a partnership, the obligations, liabilities and agreements on the part of such Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals composing the partnership. Further, the term "Guarantor" shall include in such event any altered or successive partnerships, it being also understood that the predecessor partnership(s) and their partners shall not thereby be released from any obligation or liabilities hereunder. FUNB, or any other holder hereof, may correct patent errors in this Unconditional Guaranty.

     15. Each Guarantor hereby waives: (i) notice of acceptance of this Unconditional Guaranty; (ii) notice(s) of extensions of credit and/or continuations of credit extensions to Customer or FUNB; (iii) notice(s) of entering into and engaging in business transactions and/or contractual relationships and any other dealings between Customer and FUNB; (iv) presentment and/or demand for payment of any of the Obligations of Customer; (v) protest or notice of dishonor or default to any Guarantor or to any other person with respect to any of the Obligations of Customer, and (vi) any demand for payment under this Unconditional Guaranty.

     16. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any of the Obligations of Customer should exceed the maximum lawful rate, the effective date of such obligation(s) shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid principal balance due hereunder.

     17. WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES THAT;

     A. NEITHER THE GUARANTORS, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATION OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS UNCONDITIONAL GUARANTY, ANY NOTE, MORTGAGE, LOAN AGREEMENT, REIMBURSEMENT AGREEMENT OR ANY OF THE DOCUMENTS EVIDENCING, SECURING, OR RELATING TO THE OBLIGATIONS OF THE CUSTOMER WHICH ARE SECURED HEREBY, OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     B. NEITHER THE GUARANTORS, CUSTOMER NOR FUNB WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

     C. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

     D. NEITHER THE GUARANTORS, CUSTOMER, NOR FUNB HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

     E. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

     WITNESS the Hands and Seals of the undersigned, this Unconditional Guaranty being executed and delivered on the date first above written.
                                   Computer Products GmbH


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Managing Director
                                   Computer Products France S.A.R.L.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Director
                                   Computer Products Power Conversion
                                   Limited


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Secretary
                                   RTP Foreign Sales Corp.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Power Products Ltd.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Stevens-Arnold, Inc.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Boschert, Incorporated


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   RTP Corp.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Heurikon Corporation

                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Wealth Scene Limited


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Secretary
                                   Computer Products Asia-Pacific Limited


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President
                                   Power Products (Ireland) Ltd.


                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President

COMMONWEALTH OF THE BAHAMAS

     I, BRANVILLE MACCARTNEY, a Notary Public within and for the Commonwealth of the Bahamas, duly commissioned and acting, do hereby certify that on this 4th day of April, 1995, personally appeared RICHARD THOMPSON, as a Vice President of COMPUTER PRODUCTS, INC., RTP FOREIGN SALES CORP., POWER PRODUCTS LTD., STEVENS-ARNOLD, INC., BOSCHERT, INCORPORATED, RTP CORP., HEURIKON CORPORATION, COMPUTER PRODUCTS ASIA-PACIFIC LIMITED, POWER PRODUCTS (IRELAND) LTD., as a Director of COMPUTER PRODUCTS FRANCE S.A.R.L., as a Managing Director of COMPUTER PRODUCTS GmbH, as a Secretary of COMPUTER PRODUCTS POWER CONVERSION LIMITED and WEALTH SCENE LIMITED to me personally known to be the person who signed the foregoing instrument, who being duly sworn and being informed of the contents of said instrument, stated and acknowledged on oath that he signed, executed, sealed and delivered same of his free and voluntarily act and deed, for the uses, purposes and considerations therein expressed and set forth.
     WITNESS my hand and seal this 4th day of April, 1995.

                              BRANVILLE MCCARTNEY
                              -------------------
                                 NOTARY PUBLIC
                    My Commission Expires: December 31, 1995

                                   EXHIBIT E

                           INDEMNIFICATION AGREEMENT
                           -------------------------


First Union National Bank of Florida              Nassau, Bahamas
200 East Broward Boulevard                          April 4, 1995
Ft. Lauderdale, Florida  33301

Ladies and Gentlemen:

     Reference is made to (a) that certain Loan Agreement dated as of the date hereof (the "Loan Agreement"), between Computer Products, Inc., a Florida corporation (the "Borrower"), and First Union National Bank of Florida (the "Bank"), pursuant to which Borrower borrowed and obtained from Bank a term loan, also referred to as Credit Facility A, in a maximum amount not to exceed in the aggregate $25,000,000.00 and a revolving credit loan also referred to as Credit Facility B, in the maximum principal amount not to exceed at any one time $20,000,000.00, which obligations are guaranteed by the Borrower's subsidiaries;
(b) that certain Credit Facility A Note dated of even date herewith in the original principal amount of TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00) (the "Credit Facility A Note"); and (c) that certain Credit Facility B Note dated of even date herewith in the maximum principal amount of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) (the "Credit Facility B Note").
     The Loan Agreement, the Credit Facility B Note, the Credit Facility A Note, and the Guaranty (as defined in the Loan Agreement) have been delivered to you outside of the State of Florida, i.e., in Nassau, Bahamas.

     The undersigned agrees that in the event the Florida Department of Revenue, or any other governmental agency should determine, at any time, that documentary stamps or intangible taxes are required in connection with the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty or any of other the Loan Documents described therein, to indemnify you forthwith and to pay for the cost of the documentary stamps and intangible taxes, together with any interest or penalty that you may be called upon to pay.

     The undersigned further agrees to pay any reasonable costs, expenses and attorneys' fees incurred by you in connection with the documentary stamps and intangible taxes and any interest or penalty thereon, and that same shall constitute additional indebtedness owed by the undersigned to you.
                                   Very truly yours,

                                   COMPUTER PRODUCTS, INC., a Florida
                                   corporation
                                   By:  RICHARD THOMPSON
                                        ----------------
                                        RICHARD THOMPSON
                                   Its: Vice President

                                   EXHIBIT F
                           ADVANCE OR FUNDING REQUEST
                           --------------------------


                                                          , 199
                                   -----------------------     -


First Union National Bank of Florida

- -----------------------------

     Attention:
                 ----------------

Ladies and Gentlemen:

     The undersigned, Computer Products, Inc., a Florida corporation, refers to the Loan Agreement dated as of April 4, 1995 (as amended from time to time, the "Loan Agreement," the terms defined therein being used herein as therein defined), between Computer Products, Inc. and the Bank, and hereby gives the Bank notice, irrevocably, pursuant to Section 1.4(f) of the Loan Agreement, that the undersigned hereby requests [an Advance or a Funding] under the Loan Agreement, and in that connection sets forth below the information relating to such [Advance or Funding] (the "Proposed Borrowing") as required by the Loan
Agreement:

          (i)  The [Business Day] [London Banking Day] of the Proposed Borrowing
is            , 199 .
   -----------     -
          (ii) The aggregate principal amount of the Proposed Borrowing is
$           , of which [$         is a Prime Based Loan] and $         is a
 -----------             --------                             --------
LIBOR Loan.]

          (iii) After giving effect to the Proposed Borrowing, the outstanding principal balance of the [Credit Facility A Loan or Credit Facility
B Loan] is $           .
            -----------

          (iv) The proceeds of the Proposed Borrowing are to be transferred to
Operating Account No.        .
                      -------

          (v)  If all or a part of the [Funding or Advance] is to be a LIBOR
Loan, the Interest Period with respect thereto is                     .
                                                  --------------------

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          A. The representations and warranties of the Borrower and the Guarantor contained in the Loan Documents are correct, before and after giving effect to the Proposed Borrowing and the application of the proceeds thereof, as though made as of the date hereof, except to the extent such representation or warranty relates to an earlier date.

          B. There have been no material adverse changes in the condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, from such condition as it existed on the date of the most recent financial statements of the Borrower and the Subsidiaries delivered prior to the date hereof.

          C. No Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                   Very truly yours,

                                   COMPUTER PRODUCTS, INC.

                                   By:
                                      ---------------------------
                                   Print Name:
                                              -------------------